                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

                              (Amendment No.    )

Filed by the Registrant     [X]
Filed by a Party other than the Registrant     [_]
Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                              JG INDUSTRIES, INC.
                (Name of Registrant as Specified In Its Charter)
                                      N/A
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(2) or Item 22(a)(2).
[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:
          ......................................................................
     2)   Aggregate number of securities to which transaction applies:
          ......................................................................
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          ......................................................................
     4)   Proposed maximum aggregate value of transaction:
          ......................................................................
     5)   Total fee paid:
          ......................................................................

[X]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
          ......................................................................
     2)   Form, Schedule or Registration Statement No.:
          ......................................................................
     3)   Filing Party:
          ......................................................................
     4)   Date Filed:
          ......................................................................

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          __________________________

                              JG INDUSTRIES, INC.

                               5630 WEST BELMONT

                            CHICAGO, ILLINOIS 60634


To the Shareholders of JG Industries, Inc.:

Notice is hereby given that the Annual Meeting of Shareholders of JG Industries, Inc., an Illinois corporation (the "Company"), will be held at the Bank of
                                    -------
America, Shareholders Room, 21st Floor, 231 South LaSalle Street, Chicago, Illinois on Thursday, December 12, 1996 at 10:00 a.m., for the following purposes:


     Proposal 1:  To approve the issuance in a private sale of 1,500 shares of the Company's Series B Convertible Preferred Stock, for an aggregate consideration of $1,500,000;

     Proposal 2:  To approve the purchase by the Company of 3,879,773 (prior to giving effect to the proposed reverse stock split) shares of the Company's Common Stock, and 445 shares of the Company's Series A Preferred Stock, from Jupiter Industries, Inc.;

     Proposal 3:  To approve an amendment to the Company's 1988 Stock Option
                  Plan to increase the number of Shares of Common Stock issuable under such plan from 320,000 shares to 620,000 shares;

     Proposal 4:  To approve the proposal to amend the Company's Articles of
                  Incorporation to effect a one-for-three reverse split of the Company's issued and outstanding Common Stock;

     Proposal 5:  To elect seven persons to the Board of Directors;

     Proposal 6:  To approve appointment by the Board of Directors of Coopers &
                  Lybrand L.L.P. as auditors for the Company;

     And to transact such other business as may properly come before the meeting.

Shareholders are cordially invited to attend the meeting in person. Whether or not you presently intend to attend the Annual Meeting in person, the Board of Directors asks you to complete, date and sign the enclosed proxy and return it promptly by mail in the envelope provided.

Only shareholders of record on the books of the Company at the close of business on November 15, 1996 will be entitled to notice of and to vote at the meeting or any adjournment thereof. The stock transfer books will not be closed.

Accompanying this notice is a proxy statement, a form of proxy and a copy of our
(i) annual report on Form 10-K, and (ii) Amendment No. 1 to Annual Report on Form 10-K/A, as filed with the Securities and Exchange Commission.

                            By order of the Board of Directors.


                            Evelyn P. Egan
                            Secretary

November 23, 1996

                              JG INDUSTRIES, INC.
                               5630 WEST BELMONT
                            CHICAGO, ILLINOIS 60634

                                PROXY STATEMENT
                                  INTRODUCTION

The enclosed proxy is solicited by and on behalf of the Board of Directors of JG Industries, Inc. (the "Company"), to be used at the Annual Meeting of
                       -------
Shareholders to be held at the Bank of America, Shareholders Room, 21st Floor, 231 South LaSalle Street, Chicago, Illinois, on Thursday, December 12, 1996 at 10:00 a.m., and at any adjournments thereof. All shares represented by proxies will be voted at the meeting in accordance with the specifications marked thereon or, if no specifications are made, proxies will be voted in favor of all matters for which proxies have been solicited. Any shareholder giving a proxy may revoke it at any time prior to the voting of such proxy by giving written notice of revocation to the Secretary of the Company, by submitting a later dated proxy or by attending the meeting and voting in person. This Proxy Statement and the accompanying proxy are first being mailed to shareholders on or about November 23, 1996.

                             VOTING AT THE MEETING

The Board of Directors has fixed November 15, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. The Corporation has two classes of capital stock outstanding: common stock, no par value (the "Common Stock"), and Series "A" 9% cumulative preferred
                          ------------
stock, no par value (the "Series A Preferred Stock"). Pursuant to the Statement
                          ------------------------
of Resolution Establishing Series setting forth the voting rights of the Series A Preferred Stock, the holders of such stock have the right to vote only on certain specified matters. The holders of the Series A Preferred Stock do not have the right to vote on any of the proposals set forth in this Proxy Statement.

As of November 15, 1996, there were 7,061,890 shares of the Company's Common Stock issued and outstanding. The holders of outstanding shares of Common Stock are entitled to one vote per share on any question voted on at the meeting. The By-Laws of the Company provide for cumulative voting for directors; accordingly, every shareholder shall have the right to vote, in person or by proxy, the number of shares owned by such shareholder for as many persons as there are directors to be elected, or to accumulate said votes and give one candidate as many votes as the number of directors multiplied by the number of owned shares shall equal, or to distribute them on the same principle among as many candidates as such shareholder shall desire.

The Company has been advised by Jupiter Industries, Inc., a Tennessee corporation ("Jupiter"), the holder of approximately 53.7% of the issued and
              -------
outstanding shares of Common Stock of the Company, and certain of the Company's directors and officers that such persons, having the aggregate power to vote 4,315,497 shares of Common Stock, or 61.10% of the outstanding shares of Common Stock, intend to vote (i) for the approval of the issuance of 1,500 shares of the Company's Series B Convertible Preferred Stock; (ii) for the purchase by the Company of the Common Stock and Series A Preferred Stock owned by Jupiter; (iii) for the increase in the number of shares of Common Stock issuable under the Company's 1988 Stock Option Plan; (iv) for the approval of the one-for-three reverse stock split (the "Reverse Stock Split"); (v) for the election of all the
                          -------------------
nominees of the Board of Directors to be elected at the Annual Meeting; and (vi) for the approval of the appointment by the Board of Directors of Coopers & Lybrand L.L.P. as auditors for the Company.

The presence in person or by proxy of the holders of a majority of the Company's outstanding shares of Common Stock will constitute a quorum. Abstentions and broker non-votes are counted for determining the presence or absence of a quorum for the transaction of business. Abstentions are counted as votes against a proposal in tabulating the votes cast on proposals presented to shareholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. The affirmative vote of a majority of the shares of Common Stock outstanding will be necessary for the approval of the Reverse Stock Split. The affirmative vote of a majority of the shares of Common Stock represented at the meeting in person or by proxy will be necessary for the election of directors and for the taking of all other actions at the meeting. Nonetheless, the Board of Directors of the Company has determined that the Company will not proceed with the issuance of the Company's Series B Convertible Preferred Stock or the purchase by the Company of the Common Stock and Series A Preferred Stock owned by Jupiter unless it receives affirmative votes for such actions from a majority of the shares of the Common Stock represented at the meeting, in person or by proxy, not including the shares of Common Stock owned by Jupiter, William Hellman, Philip Rootberg and Sheldon Harris.

                         PROPOSAL FOR PRIVATE PLACEMENT
                    OF SERIES B CONVERTIBLE PREFERRED SHARES
                           (ITEM 1 ON THE PROXY CARD)

Upon approval of the Company's shareholders at the Annual Meeting in the manner described above and prior to consummation of the Reverse Stock Split, the Company intends, pursuant to the terms of a certain Series B Convertible Preferred Stock Purchase Agreement (the "Series B Preferred Stock Purchase
                                         ---------------------------------
Agreement"), by and among William Hellman, Philip Rootberg and Sheldon Harris
---------
(collectively, the "Purchasers") and the Company, to sell to the Purchasers,
                    ----------
through a private placement, 1,500 shares of Series B Convertible Preferred Stock, no par value per share (the "Series B Preferred Shares"), for an
                                    -------------------------
aggregate purchase price of $1,500,000. In the event of any material change in the terms of the Series B Preferred Stock Purchase Agreement or the Series B Preferred Shares, or any change in the consideration to be paid by the Purchasers, the Company will, unless the change is such that it cannot be adverse to the Company or its shareholders, submit the changed terms to the shareholders of the Company for their approval. The Board of Directors of the Company will abandon its plan to issue the Series B Preferred Shares to the Purchasers if the transactions contemplated by the Series B Preferred Stock Purchase Agreement are not approved by the shareholders of the Company in the manner described above. In addition, although the Board of Directors believes as of the date of this Proxy Statement that consummation of the transactions contemplated by the Series B Preferred Stock Purchase Agreement is advisable, these transactions may be abandoned by the Company at any time before, during or after the Annual Meeting and prior to the consummation of such transactions.



RELATIONSHIP OF PURCHASERS TO THE COMPANY

Each of Messrs. Hellman, Rootberg and Harris has agreed to purchase 500 Series B Preferred Shares pursuant to the terms of the Series B Preferred Stock Purchase Agreement for a purchase price to be paid by each of them to the Company of $500,000. Mr. Hellman is a director of the Company, Chairman of the Board of Directors and Chief Executive Officer of the Company, and President of Goldblatt's Department Stores, Inc. ("Goldblatt's"). Mr. Rootberg is a director
                                      -----------
of the Company and Vice President of the Company. Mr. Harris is a director of the Company and a former employee of Goldblatt's. See also Proposal For Purchase of All Common Stock and Series A Preferred Stock Held by Jupiter Industries, Inc. - Change of Control - Actual and Pro Forma Condensed Consolidated Balance Sheet of the Company.

The terms of the Series B Preferred Stock Purchase Agreement and the Series B Preferred Shares were negotiated in good faith on an arm's length basis. The Board of Directors of the Company has concluded that the terms of the Series B Preferred Stock Purchase Agreement and the Series B Preferred Shares are as favorable to the Company as if negotiated with a third party with no common affiliations with the Company.


REASONS FOR PRIVATE PLACEMENT; NEGOTIATION OF TERMS

The Company will use the proceeds of the private placement to pay a portion of the cost of acquiring certain securities from Jupiter. (See Proposal for Purchase of All Common Stock and Series A Preferred Stock Held by Jupiter Industries, Inc. for a description of the Jupiter purchase transaction.) The Company considered several alternatives to the proposed private placement, including seeking financing from traditional lending sources and a public offering of either debt or equity securities. The Board of Directors did not pursue conventional debt financing because the Board did not believe it could obtain financing upon terms as favorable as those proposed in the Series B Preferred Stock Purchase Agreement. It rejected a public offering because of the relatively thin market for the Company's Common Stock, the current market price of the Company's issued and outstanding Common Stock and after consideration of current economic, industry and market conditions.

After determining that a private placement of equity securities was the appropriate vehicle for increasing the amount of cash available to the Company, the Purchasers offered to invest $1,500,000 in the Company. The Purchasers and representatives of the Company negotiated the Series B Preferred Stock Purchase Agreement and other documentation relating to the transactions contemplated thereby. There were extensive negotiations between representatives of the Company and representatives of the Purchasers that focused primarily on the number of Series B Preferred Shares to be issued and the conversion price therefore.

The Board of Directors has approved the transactions contemplated by the Series B Preferred Stock Purchase Agreement (with Messrs. Hellman, Harris and Rootberg abstaining from such vote), and has submitted the proposal to the Company's shareholders for their approval. The Board of Directors believes that the terms of the proposed private placement are favorable to the Company and that the private placement is in the best interests of the Company.


MARKET PRICE OF THE COMPANY'S COMMON STOCK

On November 19, 1996, the last trade in the Company's Common Stock was at a price of $0.688 per share.


DESCRIPTION OF SERIES B PREFERRED STOCK PURCHASE AGREEMENT

On the terms and subject to the conditions of the Series B Preferred Stock Purchase Agreement, the Company will issue and sell to the Purchasers the Series B Preferred Shares for an aggregate purchase price of $1,500,000 in cash. The closing of the transactions contemplated by the Series B Preferred Stock Purchase Agreement is contingent on approval of such transactions by the Company's shareholders at the Annual Meeting in the manner described herein.

The shares issued pursuant to the terms of the Series B Preferred Stock Purchase Agreement have not been registered under the Securities Act of 1933 (the "Securities Act"), and may not be sold or otherwise disposed of by the holders
 --------------
thereof except in accordance with an effective registration statement under the Securities Act or in a transaction exempt from such registration. Other than as contemplated by the Registration Rights Agreement, see Description of Registration Rights Agreement below, the Company has no plan or obligation to register the securities issued pursuant to the terms of the Series B Preferred Stock Purchase Agreement, or the securities into or for which these securities may be converted or exercised.

A copy of the Series B Preferred Stock Purchase Agreement together with certain of the exhibits thereto is attached hereto as Exhibit A, and this description of the Series B Preferred Stock Purchase Agreement is qualified in its entirety by reference to such exhibit.

DESCRIPTION AND TERMS OF SERIES B PREFERRED SHARES

Under the terms of the Statement of Resolution as proposed to be filed with respect to the Series B Preferred Shares, the Series B Preferred Shares shall have the terms described below. A copy of the proposed Statement of Resolution is attached as Exhibit A to the Series B Preferred Stock Purchase Agreement, and this description of terms is qualified in its entirety by reference to such exhibit.

Dividends. Dividends upon each Series B Preferred Share will accrue daily at a rate equal to 9% per annum of the Liquidation Value per share. The "Liquidation
                                                                     -----------
Value" is initially $1,000 per share.  Dividends will accumulate until paid, and
-----
will be paid when and as declared by the Board of Directors. If not earlier paid, dividends on each Series B Preferred Share will be paid upon the date on which the Liquidation Value of such Series B Preferred Share is paid upon any liquidation, dissolution or winding up of the Company and upon any automatic conversion by reason of the provision described in the first or last sentence of the paragraph below entitled Automatic Conversion.

Restriction on Other Dividends. So long as any Series B Preferred Shares remain outstanding, without the consent of holders of a majority of the Series B Preferred Shares then outstanding, the Company is not permitted to pay or declare any dividend or make any distribution upon any junior securities unless and until all accumulated dividends on the Series B Preferred Shares are paid.

Liquidation. Upon any liquidation, dissolution or winding up of the Company, each holder of Series B Preferred Shares will be entitled to be paid, before any distribution or payment is made upon any of the Company's equity securities that rank junior to the Series B Preferred Shares, an amount in cash equal to the aggregate Liquidation Value per share plus all accrued and unpaid dividends. After payment of the full preferential amount with respect to the Series B Preferred Shares, the holders of Series B Preferred Shares will not share in any remaining assets of the Company. The shares of Common Stock are junior securities.

Voting Rights. The holders of Series B Preferred Shares will be entitled to vote with the holders of Common Stock on all matters submitted to a vote of the Company's shareholders as a single class, with each Series B Preferred Share having the number of votes equal to the number of shares of Common Stock equal to the quotient of (i) 1,000 divided by (ii) the Conversion Price (as defined below) in effect as of the record date for determination of shareholders entitled to vote on matters presented for a vote of shareholders.

Conversion at Election of Holders. The proposed Statement of Resolution provides that at any time any holder of Series B Preferred Shares may convert all or any portion of such shares into the number of shares of the Company's Common Stock computed by dividing (i) the product of (A) the number of Series B Preferred Shares to be converted, times (B) $1,000, by (ii) the Conversion Price. The initial Conversion Price is $0.75, subject to adjustment as discussed below.

Automatic Conversion. Upon consummation of a public offering of the Company's Common Stock pursuant to which the Company receives gross proceeds of $10,000,000 or more, the Series B Preferred Shares will automatically convert into shares of the Company's Common Stock at the Conversion Price then in effect. In addition, if at any time less than 450 Series B Preferred Shares remain outstanding, all outstanding Series B Preferred Shares shall be converted automatically into shares of Common Stock at the Conversion Price then in effect. Finally, on the fifth anniversary of issuance, all outstanding Series B Preferred Shares will automatically convert into shares of the Company's Common Stock at the Conversion Price then in effect.

Adjustments to Conversion Price. The Conversion Price will initially be $0.75, and will be subject to adjustment from time to time under certain circumstances. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced, and if the Company at any time combines (by reverse stock split, including the Reverse Stock Split, or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased.

Any recapitalization, reorganization, reclassification, consolidation, merger, exchange or sale of more than 80% of the Company's assets to another person which is effected in such a manner that holders of Common Stock are entitled to receive stock, securities or assets with respect to or in exchange for Common Stock is referred to as a "Corporate Change." Prior to the consummation of any
                           ----------------
Corporate Change, the Company is obligated to make appropriate provisions (in form and substance reasonably satisfactory to the holders of a majority of the Series B Preferred Shares then outstanding) to insure that each of the holders of Series B Preferred Shares will thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be), the shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series B Preferred Shares, such shares of stock, securities or assets as such holder would have received in connection with such Corporate Change if such holder had converted its Series B Preferred Shares immediately prior to such Corporate Change. The Company will not effect any such consolidation, merger or sale unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger, or the entity purchasing such assets, assumes by written instrument (in form reasonably satisfactory to the holders of a majority of the Series B Preferred Shares then outstanding), the obligation to deliver to each such holder such securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

DESCRIPTION OF REGISTRATION RIGHTS AGREEMENT

In connection with the transactions contemplated by the Series B Preferred Stock Purchase Agreement, the Company will enter into a registration rights agreement (the "Registration Rights Agreement"). A copy of the Registration Rights
      -----------------------------
Agreement is attached as Exhibit B to the Series B Preferred Stock Purchase Agreement, and this description is qualified in its entirety by reference to such Exhibit.

The Registration Rights Agreement requires the Company to effect, on demand of holders of at least a majority of the Registrable Securities (as defined below) at any time after the one year anniversary of the date of execution of the Registration Rights Agreement, one registration under the Securities Act. In addition, the holders of Registrable Securities would generally have the right to include their shares of Common Stock in any registration through which the Company or other holders sell shares of Common Stock. The Company would pay all expenses in connection with one demand offering and an unlimited number of offerings by the Company in which holders of Registrable Securities sell shares. "Registrable Securities" include shares of
 ----------------------

Common Stock issued upon conversion of the Series B Preferred Shares and any additional shares of Common Stock issued as a stock dividend or a stock split relating to these securities.

DISADVANTAGES OF PROPOSAL

The issuance of the Series B Preferred Shares and the issuance of the Common Stock into which such securities are convertible or exchangeable would generally cause the existing shareholders of the Company a significant loss of voting power and potentially a significant loss of economic interest in the Company. In this case, although the Purchasers will increase their respective shares of voting power and economic interest in comparison to the other shareholders, the consummation of the transactions contemplated by the Jupiter Purchase Agreement (as defined in Proposal for Purchase of All Common Stock and Series A Preferred Stock Held by Jupiter Industries, Inc.) will increase all holders' respective shares of voting power and economic interest. The Company's contractual obligation to register the Common Stock issuable upon conversion of the Series B Preferred Shares may depress the current market price of outstanding shares of Common Stock. In addition, the sale of securities convertible into a significant number of shares of Common Stock subject to registration rights may limit the Company's ability to raise additional capital in the private or public capital markets, and may limit interest in the Company's securities in the public capital markets. Under the terms of the proposed Statement of Resolution, in a liquidation the holders of Series B Preferred Shares would receive the liquidation value for these shares, plus all accrued but unpaid dividends on such shares, prior to any distributions to holders of shares of Common Stock of the Company. In the event the Company is liquidated, the holders of shares of Common Stock of the Company would be subordinated to the holders of Series B Preferred Shares. The Board of Directors believes the benefits of raising the additional capital on the terms described herein outweigh the disadvantages.

SHAREHOLDER DERIVATIVE LITIGATION

If the proposal to enter into the transactions contemplated by the Series B Preferred Stock Purchase Agreement is approved, the Company would assert this approval as a defense to any shareholder derivative suit alleging issues related to the Series B Preferred Stock Purchase Agreement and the Series B Preferred Shares.

RECOMMENDATION

The Board of Directors has submitted the proposal to the Company's shareholders for their approval. The Board of Directors has approved the Proposal for Issuance of Series B Convertible Preferred Shares (with Messrs. Hellman, Harris and Rootberg abstaining from such vote). The Board of Directors recommends a vote FOR approval of Item 1 on the Proxy Card.

                          PROPOSAL FOR PURCHASE OF ALL
                   COMMON STOCK AND SERIES A PREFERRED STOCK
                        HELD BY JUPITER INDUSTRIES, INC.
                           (ITEM 2 ON THE PROXY CARD)

Upon approval of the Company's shareholders at the Annual Meeting, the Company intends, pursuant to the terms of a certain Stock Purchase Agreement (the

"Jupiter Purchase Agreement"), by and among Jupiter Industries, Inc. ("Jupiter")
---------------------------                                            -------
and the Company, to purchase from Jupiter, (i) 3,879,773 shares of the Company's Common Stock, and (ii) 445 shares of the Company's Series A Preferred Stock (the Common Stock and Series A Preferred Stock to be purchased are referred to herein as the "Jupiter Securities"), for an aggregate purchase price of $5,510,864, of
        ------------------
which $2,499,966 will be paid in cash, $1,265,000 will be paid by offset against liabilities of Jupiter to the Company, and $1,745,898 will be paid by delivery of a promissory note (the "Jupiter Note"). In the event of any material change
                           ------------
in the terms of the Jupiter Purchase Agreement, or any change in the consideration to be paid by the Company, the Company will, unless the change is such that it cannot be adverse to the Company or its shareholders, submit the changed terms to the shareholders of the Company for their approval. The Board of Directors of the Company will abandon its plan to purchase the Jupiter Securities if the transactions contemplated by the Jupiter Purchase Agreement are not approved by the shareholders of the Company in the manner described herein. In addition, although the Board of Directors believes as of the date of this Proxy Statement that consummation of the transactions contemplated by the Jupiter Purchase Agreement is advisable, these transactions may be abandoned by the Company at any time before, during or after the Annual Meeting and prior to the consummation of such transactions. The Company anticipates completion of the repurchase of the Jupiter Securities prior to consummating the Reverse Stock Split.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Jupiter is the Company's largest stockholder, holding 3,897,773 shares of the Company's Common Stock (approximately 55.2% of the issued and outstanding Common Stock) and all of the Company's issued and outstanding Series A Preferred Stock.

After giving effect to the purchase of the Jupiter Securities and the transactions contemplated in the Series B Preferred Stock Purchase Agreement, Messrs. Hellman, Rootberg and Harris would control approximately 45.7% of the Company's voting securities. See Change of Control below.

The terms of the Jupiter Purchase Agreement were negotiated in good faith on an arm's length basis. The Board of Directors has concluded that the terms of the Jupiter Purchase Agreement are as favorable to the Company as if negotiated with a third party with no common affiliations with the Company.

REASONS FOR THE PURCHASE; NEGOTIATION OF TERMS

The Company believes the purchase of the Jupiter Securities is advisable for several reasons. The terms of the Series A Preferred Stock provide for mandatory redemption of the Series A Preferred Shares on January 30, 1999, and for partial or complete redemption upon a number of different occurrences prior to January 30, 1999. In order to facilitate redemption, Jupiter has agreed to waive all accrued but unpaid dividends on the Series A Preferred Stock if the Company consummates the transactions contemplated by the Jupiter Purchase Agreement. Assuming a closing of the purchase of the Jupiter Securities on December 13, 1996, the amount of the waived dividends will be $1,164,997. Jupiter has also agreed to deliver a release of all claims Jupiter might have against the Company or its officers and directors as a condition to the closing of the purchase of the Jupiter Securities. In addition, the Board of Directors believes that the purchase price for the Jupiter Securities is favorable to the Company. The Jupiter Purchase Agreement provides for a purchase price for the Jupiter Common Stock of $2,327,862, or approximately $.60 per share. On November 19, 1996, the last trade in the Company's Common Stock was completed at a price of $0.688 per share.

In May, 1996, Jupiter proposed that the Company purchase the Jupiter Securities. Jupiter and representatives of the Company negotiated the Jupiter Purchase Agreement and other documentation relating to the transactions contemplated thereby. These negotiations focused primarily on the purchase price for the Jupiter Securities, and the terms of the promissory note that will be used to pay a portion of such purchase price.

The Board of Directors has approved the transactions contemplated by the Jupiter Purchase Agreement (with Messrs. Hellman and Rootberg abstaining from such vote), and has recommended the proposal to the Company's shareholders for their approval. The Board of Directors believes that the terms of the proposed purchase are favorable to the Company and that the purchase is in the best interests of the Company.


DESCRIPTION OF JUPITER PURCHASE AGREEMENT

A copy of the Jupiter Purchase Agreement, together with certain of the exhibits thereto, is attached hereto as Exhibit B, and this description of the Jupiter Purchase Agreement is qualified in its entirety by reference to such exhibit.

Purchase Price. On the terms and subject to the conditions of the Jupiter Purchase Agreement, the Company will purchase from Jupiter the Jupiter Securities for an aggregate purchase price of $5,510,864, of which $2,499,966 will be paid in cash, $1,265,000 will be paid by offset against liabilities of Jupiter to the Company and $1,745,898 will be paid by delivery of the Jupiter Note. The closing of the transactions contemplated by the Jupiter Purchase Agreement is contingent on approval of such transactions by the Company's shareholders at the Annual Meeting, and upon approval and consummation of the transactions contemplated by the Series B Preferred Stock Purchase Agreement. (See Proposal for Private Placement of Series B Preferred Shares.)

Rescission of Purchase and Sale. Pursuant to the terms of the Jupiter Purchase Agreement, if (i) a voluntary or involuntary petition is filed with respect to the Company under Title 11 of the United States Code, 11 U.S.C. (S)(S)101 et
                                                                          --
seq. (the "Bankruptcy Code") at any time prior to the first anniversary of the
---
closing of the transactions contemplated by the Jupiter Purchase Agreement and
(ii) a proceeding is commenced to require Jupiter to return all or any portion of the purchase price of the Jupiter Securities, or all or any portion of any payments made to Jupiter under the Jupiter Note, to the Company as a preference under Sections 544, 547, 548 or any other section of the Bankruptcy Code, Jupiter may elect to rescind the purchase and sale of the Jupiter Securities by delivering notice of such election to the Company within thirty days of the commencement of such proceeding. Within ten business days of the giving of the rescission notice, Jupiter shall deliver to the Company all payments received by Jupiter as the purchase price of the Jupiter Securities or as payments on the Jupiter Note and deliver to the

Company the Note for cancellation and, upon receipt thereof, the Company shall reissue the Jupiter Securities to Jupiter.

Conversion of Note. Pursuant to the terms of the Jupiter Purchase Agreement, upon the occurrence of and during the continuation of an Event of Default (as defined in the Jupiter Note), Jupiter shall have the right, but not the obligation, to convert the entire outstanding principal amount of the Jupiter Note and all accrued and unpaid interest thereon into shares of Common Stock at a conversion price per share of Common Stock equal to the Conversion Price. The "Conversion Price" means the Market Price per share of Common Stock on the date on which Jupiter gives the notice of conversion, provided that the Conversion Price cannot be less than $.10. The "Market Price" per share of the Common Stock means the average of the closing prices of sales of Common Stock on all securities exchanges on which the Common Stock may at the time be listed, or, if there has been no sale on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day the Common Stock is not so listed, the average of the closing prices quoted in The Nasdaq Market as of 4:00 p.m., New York time, or, if on any day the Common Stock is not quoted in The Nasdaq Market, the average of the highest bid and the lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of five days consisting of the day as of which "Market Price" is being determined and the four (4) consecutive business days prior to such day, or if at any time the Common Stock is not listed on any securities exchange or quoted in The Nasdaq Market or the over-the-counter market, the "Market Price" will be the fair value thereof reasonably determined in reasonable good faith by the Board of Directors of the Company. The number of shares of Common Stock issuable upon conversion of the Jupiter Note shall be the quotient of the outstanding principal amount of the Jupiter Note and all accrued and unpaid interest thereon divided by the Conversion Price.


DESCRIPTION OF JUPITER NOTE

In connection with the transactions contemplated by the Series B Preferred Stock Purchase Agreement, the Company will deliver to Jupiter the Jupiter Note. A copy of the Jupiter Note is attached as Exhibit A to the Jupiter Purchase Agreement, and the following description is qualified in its entirety by reference to such Exhibit.

Pursuant to the Jupiter Note, the Company is to pay to Jupiter the principal amount of $1,745,897.85, payable in three equal annual installments of $581,965.95 due on the first, second and third anniversary dates of the execution and delivery of the Jupiter Note. The principal amount of the Jupiter Note will bear interest at a rate of 6% per annum, with interest on the outstanding principal balance of the Jupiter Note paid when and as principal payments are paid.


DISADVANTAGES OF PROPOSAL

The purchase of the Jupiter Securities will significantly reduce the Company's cash on hand. As of July 27, 1996, the Company had cash on hand of $3,869,000. After giving effect to the issuance of the Series B Preferred Shares and the transactions contemplated by the Jupiter Purchase Agreement, the Company will, on a pro forma basis as of July 27, 1996, have cash on hand of $2,869,000. (See Actual and Pro Forma Condensed Consolidated Balance Sheet of the Company below.)

The reduction in cash on hand may limit the Company's ability to enter into strategic acquisitions and may limit the funds available for working capital needs, although the Company's management believes that it will have sufficient cash available for these purposes after the purchase of the Jupiter Securities. In addition, the Jupiter Note may reduce commercial lenders' interest in providing financing to the Company, and may make it more difficult for the Company to raise funds in the public or private equity markets. To the extent the Company is liquidated, the holders of shares of Common Stock of the Company would be subordinate to payment of the Jupiter Note. The Board of Directors believes the benefits of purchasing the Jupiter Securities on the terms described herein outweigh the disadvantages.

CHANGE OF CONTROL

Jupiter currently owns a majority (3,879,773 shares - 53.7%) of the Company's issued and outstanding Common Stock. If the Jupiter Securities are repurchased by the Company, and after giving effect to the transactions contemplated by the Series B Preferred Stock Purchase Agreement, on a fully diluted basis Mr. Hellman would beneficially own 941,666 shares (18.2%) of the Company's Common Stock, Mr. Rootberg would beneficially own 706,381 shares (13.6%) of the Company's Common Stock, and Mr. Harris would beneficially own 722,013 shares (13.9%) of the Company's Common Stock. Currently Mr. Hellman beneficially owns 3.8% of the Company's Common Stock, Mr. Rootberg and Mr. Harris each beneficially owns less than one percent of the Company's Common Stock.

ACTUAL AND PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET OF THE COMPANY

The following reflects the actual and pro forma condensed consolidated balance sheet of the Company and its subsidiaries as of July 27, 1996, assuming a closing of the transactions contemplated by the Series B Preferred Stock Purchase Agreement and the purchase of the Jupiter Securities as of such date.


                      CONDENSED CONSOLIDATED BALANCE SHEET
                      ------------------------------------
                       (in thousands, except share data)
                                  (unaudited)

ASSETS
------
                                                   (Actual)      (Pro Forma)
                                                JULY 27, 1996   JULY 27, 1996
                                                --------------  --------------
Current Assets:
  Cash and cash equivalents                           3,869           2,869
  Receivables, net                                      485             485
  Merchandise inventories                             7,481           7,481
  Other current assets                                  546             546

         Total current assets                        12,381          11,381

Land, buildings and equipment, at cost
                                                     14,116          14,116
Less accumulated depreciation
  and amortization                                    8,844           8,844

Leasehold rights, net                                    35              35

Due from Jupiter                                      1,265               0

Other assets                                          1,475           1,475
                                                     20,428          18,163
                                                     ======          ======
LIABILITIES, COMMON STOCK AND
OTHER SHAREHOLDERS' EQUITY
-----------------------------
Current liabilities:
  Notes payable                                           0               0
  Current portion of long-term debt                       0             582
  Accounts payable                                    3,321           3,321
  Accrued liabilities                                 2,879           2,879

         Total current liabilities                    6,200           6,782

Long-term debt, less current position                   131           1,295

Other long-term liabilities                             821             821

Minority interest                                     1,219           1,219

Redeemable preferred stock, including accrued
  dividends of $980                                   4,163               0

                                                                           (Actual)        (Pro Forma)
                                                                        July 27, 1996     July 27, 1996
                                                                        -------------     -------------
Common stock and other shareholders' equity:
  Common shares; no par value;
    authorized 10,000,000 shares
    issued 7,061,890 shares (actual)
    3,182,117 (pro forma);                                                     11,246            11,246
    preferred stock authorized 10,000,000 shares
   (pro forma); issued
    1,500 Convertible shares (pro forma)                                            0             1,500
  Paid-in capital                                                               4,775           (5,755)
  Accumulated deficit                                                         (6,842)           (6,842)
  Treasury shares - 155,421 shares at cost                                    (1,285)           (3,613)

                                                                                7,894             8,046
                                                                               ------            ------

                                                                               20,428            18,163
                                                                               ======            ======

SHAREHOLDER DERIVATIVE LITIGATION

If the proposal to enter into the transactions contemplated by the Jupiter Purchase Agreement is approved by holders of a majority of the Common Stock held by holders other than Jupiter, the Company would assert this approval as a defense to any shareholder derivative suit alleging issues related to the Jupiter Purchase Agreement.

RECOMMENDATION

The Board of Directors has approved the Proposal for Purchase of All Common Stock and Series A Preferred Stock Held by Jupiter Industries, Inc. (with Messrs. Hellman, Harris and Rootberg abstaining from such vote) and submitted the proposal to the Company's shareholders for their approval. The Board of Directors recommends a vote FOR approval of Item 2 on the Proxy Card.

            PROPOSAL TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR
              ISSUANCE UNDER THE COMPANY'S 1988 STOCK OPTION PLAN
                           (ITEM 3 ON THE PROXY CARD)


PROPOSED AMENDMENT

  On October 31, 1996, the Company's Board of Directors adopted, subject to shareholder approval, an amendment to the Company's 1988 Stock Option Plan (the "1988 Plan") increasing the number of shares of Common Stock authorized for
 ---------
issuance under the 1988 Plan by 300,000. The Board of Directors believes that stock options and restricted stock awards have been, and will continue to be, an important compensation element in attracting and retaining key employees. As of November 15, 1996, only 182,000 shares of Common Stock remained available for future grants of stock options under the 1988 Plan. After giving effect to the amendment to the 1988 Plan, a total of 482,000 shares of Common Stock will be available for future grants of stock options under the 1988 Plan. The Board of Directors believes that the increase in authorized shares is necessary because of the need to continue to make awards under the 1988 Plan to attract and retain key employees.

SUMMARY OF 1988 PLAN

  The purpose of the 1988 Plan is to aid the Company in maintaining and developing management personnel capable of assuring the future success of the Company, to offer such personnel incentives to put forth maximum efforts for the success of the Company's business and to afford such personnel an opportunity to acquire a proprietary interest in the Company. All key employees of the Company and its subsidiaries and affiliates in which the Company has a significant equity interest are eligible to receive awards under the 1988 Plan. The 1988 Plan terminates on April 5, 1998, and no awards may be made after such date. However, unless otherwise expressly provided in the 1988 Plan or an applicable award agreement, any award granted may extend beyond the termination date of the 1988 Plan.

  The 1988 Plan permits the granting of stock options, including "incentive stock options" ("Incentive Stock Options") meeting the requirements of Section
                 -----------------------
422 of the Internal Revenue Code of 1986, as amended (the "Code") and stock
                                                           ----
options that do not meet such requirements ("Nonqualified Stock Options").  The
                                             --------------------------
1988 Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). The Committee has the authority to establish rules
                ---------
for the administration of the 1988 Plan; to select the key employees to whom awards are granted; to determine the types of awards to be granted and the number of shares of Common Stock covered by such awards; and to set the terms and conditions of such awards. Determinations and interpretations with respect to the 1988 Plan are in sole discretion of the Committee, whose determinations and interpretations are binding.

  The exercise price per share under any stock options cannot be less than 100% of the fair market value of the Company's Common Stock on the date of the grant of such option. Options must be exercised by payment in full of the exercise price, in cash, on the date the option is exercised. Determinations of fair market value under the incentive Plan are made in accordance with methods and procedures established by the Committee. For purposes of the 1988 Plan, the fair market value of shares of Common Stock on a given date is (i) the last sales price of the shares as reported on the NASDAQ National Market, if the shares are then being quoted on the NASDAQ National Market, (ii) the difference between the highest ask and lowest bid price of the stock if not quoted on the NASDAQ National Market, (iii) the closing price of the shares on such date on a national securities exchange, if the shares are then being traded on a national securities exchange, or (iv) the amount determined in good faith by the Board if no trade occurred on such date.

  No award granted under the 1988 Plan may be assigned, transferred, pledged or otherwise encumbered by the individual to whom it is granted, otherwise than by will, by designation of a beneficiary, or by laws of descent and distribution. Each award is exercisable, during such individual's lifetime, only by such individual, or, if permissible under applicable law, by such individual's guardian or legal representative.

  If any shares of Common Stock subject to any award or to which an award relates are not purchased or are forfeited, or if any such award terminates without the delivery of shares or other consideration, the shares previously used for such awards become available for future awards under the 1988 Plan. Except as otherwise provided under procedures adopted by the Committee to avoid double counting with respect to awards granted in tandem with or in substitution for other awards, all shares relating to awards granted are counted against the aggregate number of shares available for granting awards under the 1988 Plan.

  If any dividend or other distribution, recapitalization, stock split, reverse stock split (including the Reverse Stock Split), reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase shares of Common Stock or other securities of the Company, or other similar corporate transaction event affects the shares of Common Stock so that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 1988 Plan, the Committee may, in such manner as it deems equitable, adjust (a) the number and type of shares (or other securities or property) which thereafter may be made the subject of awards, (b) the number and type of shares (or other securities or property) subject to outstanding awards, and (c) the exercise price with respect to any award. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the 1988 Plan or any award agreement in the manner and to the extent it shall deem desirable to carry the 1988 Plan into effect.

  The Board of Directors may amend, alter or discontinue the 1988 Plan at any time, provided that shareholder approval must be obtained for any change that
(i) absent such shareholder approval would cause Rule 16b-3 as promulgated by the Securities and Exchange Commission under the Securities Act of 1934, as amended, to become unavailable with respect to the 1988 Plan; (ii) requires the approval of the Company's shareholders under any rules or regulations of the National Association of Securities Dealers, Inc. or any securities exchange regulating the Company; or (iii) requires the approval of the Company's shareholders under the Code in order to permit Incentive Stock Options to be granted under the 1988 Plan.

  The following is a summary of the principal federal income tax consequences generally applicable to awards under the 1988 Plan. The grant of an option is not expected to result in any taxable income for the recipient. The holder of an Incentive Stock Option generally will have no taxable income upon exercising the Incentive Stock Option (except that a liability may arise pursuant to the alternative minimum tax), and the Company will not be entitled to a tax deduction when an Incentive Stock Option is exercised. Upon exercising a Nonqualified Stock Option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of Common Stock acquired on the date of exercise over the exercise price, and the

Company will be entitled at that time to a tax deduction for the same amount. The tax consequences to an optionee upon a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held and whether such shares were acquired by exercising an Incentive Stock Option or a Nonqualified Stock Option. Generally, there will be no tax consequences to the Company in connection with disposition of shares acquired under an option, except that the Company may be entitled to a tax deduction in the case of a disposition of shares acquired under an Incentive Stock Option before the applicable Incentive Stock Option holding periods set forth in the Code have been satisfied.

BOARD RECOMMENDATION AND SHAREHOLDER VOTE REQUIRED

  The Board of Directors recommends a vote FOR Item 3 on the Proxy Card. The affirmative vote of a majority of the shares of Common Stock present and entitled to vote is necessary to approve the proposal.

                        PROPOSAL FOR REVERSE STOCK SPLIT
                           (ITEM 4 ON THE PROXY CARD)


  The Board of Directors has voted to recommend to the shareholders that the Company amend the Company's Articles of Incorporation to effect a one-for-three reverse stock split (the "Reverse Stock Split") of the Company's issued and
                          -------------------
outstanding shares of Common Stock. The proposed Amendment to the Articles of Incorporation is attached hereto as Exhibit C, and the following discussion is qualified in its entirety by reference to Exhibit C.

   If the Reverse Stock Split is approved by the holders of the Common Stock at the Annual Meeting, the Reverse Stock Split will be effected unless there is a subsequent determination by the Board of Directors that the Reverse Stock Split is not in the best interests of the Company and its shareholders. Although the Board of Directors believes as of the date of this Proxy Statement that the Reverse Stock Split is advisable, the Reverse Stock Split may be abandoned by the Board at any time before, during or after the Annual Meeting and prior to filing the proposed amendment to the Articles of Incorporation.

PURPOSES OF THE REVERSE STOCK SPLIT

  The principal purpose of the Reverse Stock Split is to increase the market price of the Company's Common Stock by reducing the number of shares of Common Stock outstanding. The Board of Directors believes that the Reverse Stock Split is necessary in order to maintain the Nasdaq SmallCap Market listing for the Company's Common Stock. The Nasdaq Stock Market, Inc. ("Nasdaq") has formally
                                                         ------
advised the Company that the Company is not in compliance with the Nasdaq SmallCap Market listing requirements because of the low trading price of the Company's Common Stock, and has further advised the Company that the Company's Common Stock will cease to be listed on the Nasdaq SmallCap Market if the trading price does not increase. The Board of Directors believes that a decrease in the number of outstanding shares of Common Stock, without any material alteration of the proportionate economic interest in the Company held by individual shareholders, may increase the trading price of the outstanding shares to a price acceptable to Nasdaq and more appropriate for an exchange-listed security, although no assurance can be given that the market price of the Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split.

  Additionally, the Board of Directors believes that the current per share price of the Common Stock may limit the effective marketability of the Common Stock because of the reluctance of many brokerage firms and institutional investors to recommend lower-priced stocks to their clients or to hold them in their own portfolios. Certain policies and practices of the securities industry may tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of those policies and practices involve time-consuming procedures that make the handling of lower-priced stocks economically unattractive. The brokerage commission on a sale of lower-priced stock may also represent a higher percentage of the sale price than the brokerage commission on a higher-priced issue. Any reduction in brokerage commissions resulting from the Reverse Stock Split may be offset, however, in whole or in part, by increased brokerage commissions required to be paid by shareholders selling "odd lots" created by the Reverse Stock Split.

  The Board believes that the decrease in the number of shares of Common Stock outstanding as a consequence of the proposed Reverse Stock Split and the resulting anticipated increased price level will encourage greater interest in the Common Stock by the financial community and the investment public and possibly promote greater liquidity for the holders of the Common Stock. It is possible, however, that liquidity could be affected adversely by the reduced number of shares outstanding after the Reverse Stock Split. Although any increase in the market price of the Common Stock resulting from the Reverse Stock Split may be proportionately less than the decrease in the number of shares outstanding, the proposed Reverse Stock Split could result in a market price for the shares that would be high enough to overcome the reluctance, policies and practices of brokerage houses and investors referred to above and to diminish the adverse impact of correspondingly high trading commissions on the market for the shares.

  There can be no assurances, however, that the foregoing effects will occur or that the market price of the Common Stock immediately after implementation of the proposed Reverse Stock Split will be maintained for any period of time, or that such market price will approximate three times the market price before the proposed Reverse Stock Split.

EFFECT OF THE REVERSE STOCK SPLIT

  If the Reverse Stock Split is approved by the holders of Common Stock at the Annual Meeting, and unless there is a subsequent determination by the Board of Directors that the Reverse Stock Split is not in the best interests of the Company and its shareholders, an amendment to Article 5 of the Articles of Incorporation, in the form set forth in Exhibit C hereto, would be filed with the Secretary of State of the State of Illinois on any date (the "Reverse Split
                                                                  -------------
Date") selected by the Board of Directors on or prior to the Company's next
----
annual meeting of shareholders. The Reverse Stock Split would become effective as of 5:00 p.m. on the date of such filing. Without any further action on the part of the Company or the holders of the Common Stock, the shares of Common Stock held by shareholders of record as of the Reverse Split Date would be converted at 5:00 p.m. on the Reverse Split Date into the right to receive an amount of whole shares of new Common Stock equal to the number of their shares divided by three. The number of authorized shares of Common Stock would not be reduced.

  No fractional shares would be issued, and no such fractional share interest would entitle the holder thereof to vote or to any rights of a shareholder of the Company. In lieu of any such fractional shares, a certificate or certificates evidencing the aggregate of all fractional shares otherwise issuable (rounded, if necessary, to the next higher whole share) will be issued to the Company's transfer agent, First National Bank of Chicago (the "Exchange
                                                                      --------
Agent"), or its nominee, as agent for the accounts of all holders of shares of
-----
Common Stock otherwise entitled to have a fraction of a share issued to them in connection with the Reverse Stock Split. Sales of fractional interests will be effected by the Exchange Agent as soon as practicable on the basis of prevailing market prices of the Common Stock on the Nasdaq SmallCap Market at the time of sale. After the Reverse Split Date, the Exchange Agent will pay to such shareholders their pro rata share of the net proceeds derived from the sale of their fractional interests upon surrender of their stock certificates. The interest in the Company of any holder of fewer than three shares of Common Stock prior to the Reverse Split Date would thereby the terminated.

  Approval of the Reverse Stock Split would not affect any continuing shareholder's percentage ownership interest in the Company or proportional voting power, except for minor differences resulting from the payment in cash of fractional shares. The shares of Common Stock which would be issued upon approval of the Reverse Stock Split would be fully paid and nonassessable. The voting rights and other privileges of the continuing holders of Common Stock would not be affected substantially by adoption of the Reverse Stock Split or subsequent implementation thereof.

  The Common Stock is listed on the Nasdaq SmallCap Market. The number of holders of the Common Stock on the Record Date was approximately 2,465. The Company does not currently anticipate that the Reverse Stock Split would result in a reduction in the number of holders large enough to jeopardize continued listing of the Common Stock on the Nasdaq SmallCap Market.

  Pursuant to the terms of the Company's 1983 Stock Option Plan and the Company's 1988 Stock Option Plan, the total number of shares reserved for grants and all options granted under the plans would be reduced proportionately, and the cash consideration payable per share upon exercise of the options pursuant to these plans would be increased proportionately.

  The following table illustrates the principal effects of the proposed Reverse Stock Split, assuming approval and consummation of (i) the issuance of Series B Preferred Stock, (ii) the repurchase of the Jupiter Securities; and (iii) the increase in shares authorized under the 1988 Stock Option Plan:

                                                             PRIOR TO REVERSE  AFTER REVERSE
NUMBER OF SHARES OF COMMON STOCK:                              STOCK SPLIT      STOCK SPLIT
----------------------------------------------------------   ---------------   ------------
Authorized.................................................        10,000,000     10,000,000

Outstanding................................................         3,182,117      1,060,705

Reserved for issuance upon conversion of Series B
Preferred Stock...........................................          2,000,000        666,666

Reserved for issuance upon exercise of options granted or
to be granted under the 1983 Stock Option Plan............             27,000          9,000

Reserved for issuance upon exercise of options granted or
to be granted under the 1988 Stock Option Plan............            607,000        202,333

Reserved for issuance at rescission of the Jupiter
Purchase Agreement........................................          3,879,773      1,293,257

Available for future issuance..............................           304,110      6,768,039

EXCHANGE OF STOCK CERTIFICATES

  If the Reverse Stock Split is consummated, as soon as practicable after the Reverse Split Date the Company will send a letter of transmittal to each shareholder of record on the Reverse Split Date for use in transmitting certificates representing shares of Common Stock ("Old
                                                                       ---
Certificates") to the Exchange Agent.  The letter of transmittal will contain
------------
instructions for the surrender of Old Certificates to the Exchange Agent in exchange for certificates representing the appropriate number of whole shares of new Common Stock. No new certificates will be issued to a shareholder until such shareholder has surrendered all Old Certificates together with a properly completed and executed letter of transmittal to the Exchange Agent.

  Upon proper completion and execution of the letter of transmittal and return thereof to the Exchange Agent, together with all Old Certificates, each shareholder will receive a new certificate or certificates representing the number of whole shares of new Common Stock into which such shareholder's shares of Common Stock represented by the Old Certificates have been converted as a result of the Reverse Stock Split. Until surrendered, outstanding Old Certificates held by shareholders will be deemed for all purposes to represent the number of whole shares of Common Stock to which such shareholders are entitled as a result of the Reverse Stock Split. Shareholders should not send their Old Certificates to the Exchange Agent until receipt of the letter of transmittal. Shares not presented for surrender after the letter of transmittal is sent shall be exchanged at the first time such shares are presented for transfer.

  No service charge will be payable by holders of shares of Common Stock in connection with the exchange of certificates, all expenses of which will be borne by the Company.

FEDERAL INCOME TAX CONSEQUENCES

  The following is a summary of the material anticipated Federal income tax consequences of the Reverse Stock Split to shareholders of the Company. This summary is based on the Federal income tax laws now in effect and as currently interpreted. It does not take into account possible changes in such laws or interpretations, including amendments to applicable statutes, regulations and proposed regulations or changes in judicial or administrative rulings, some of which may have retroactive effect. This summary is provided for general information only and does not purport to address all aspects of the possible Federal income tax consequences of the Reverse Stock Split and is not intended as tax advice to any person or entity. In particular, and without limiting the foregoing, this summary does not consider the Federal income tax consequences to shareholders of the Company in light of individual investment circumstances or to holders subject to special treatment under the Federal income tax laws (for example, life insurance companies, regulated investment companies and foreign taxpayers). The summary does not discuss any consequence of the Reverse Stock Split under any state, local or foreign tax laws.

  No ruling from the Internal Revenue Service or opinion of counsel will be obtained regarding the Federal income tax consequences to the shareholders of the Company as a result of the Reverse Stock Split. ACCORDINGLY, EACH SHAREHOLDER IS ENCOURAGED TO CONSULT HIS OR HER TAX ADVISER REGARDING THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED REVERSE STOCK SPLIT TO SUCH SHAREHOLDER, INCLUDING THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS.

  The Company believes that the Reverse Stock Split would be a tax-free recapitalization to the Company and its shareholders. If the Reverse Stock Split qualifies as a recapitalization described in Section 366(a)(1)(I) of the Code, (i) no gain or loss will be recognized by holders of Common Stock who exchange Common Stock for new Common Stock, except that holders of Common Stock who receive cash proceeds from the sale of fractional shares of Common Stock will recognize gain or loss equal to the difference, if any, between such proceeds and the basis allocated to such fractional share interests, and such gain or loss, if any, will constitute capital gain or loss if the fractional share interests are held as capital assets at the time of their sale, (ii) the tax basis of the new Common Stock received by holders of Common Stock will be the same as the tax basis of the Common Stock exchanged therefor, less the tax basis allocated to fractional share interests and (iii) the holding period of the new Common Stock in the hands of holders of new Common Stock will include the holding period of the Common Stock exchanged therefor, provided that such Common Stock was held as a capital asset immediately prior to the exchange.

BOARD OF DIRECTORS RECOMMENDATION

  The approval of the Reverse Stock Split requires the affirmative vote of a majority of the outstanding shares of Common Stock. The Board of Directors recommends a vote FOR approval of Item 4 on the Proxy Card.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

The following table sets forth certain information, as of November 15, regarding the beneficial ownership of the Company's Common Stock by (i) all persons who owned of record or, to the knowledge of the Company, beneficially, 5% or more of the outstanding shares of Common Stock, (ii) each director and nominee for director, (iii) the Chief Executive Officer and the other executive officers named in the Summary Compensation Table on page 23, and (iv) all directors and executive officers as a group. All shares of Series A Preferred Stock are owned by Jupiter.

                                                   Number of Shares/1/   Approximate Percentage/1/
Name of Beneficial Owner                           Beneficially Owned             of Class
------------------------------------------------  ---------------------  --------------------------
Jupiter Industries, Inc.                          3,879,773/2/                                53.7%
919 North Michigan Avenue
Chicago, Illinois 60611

Sheldon Collen/3/                                            0                                  **
Sheldon Harris/3/                                      199,912  /7/                            2.8
Lionel Goldblatt/3/ /4/                                182,489  /5/                            2.5
William Hellman/3/ /4/                                 275,000  /6/ /7/                        3.8
Philip Rootberg/3/ /4/                                  39,715  /7/                             **
Wallace W. Schroeder/3/                                  1,000                                  **
Clarence Farrar/3/ /4/                                  21,000  /8/                             **
                                                  ------------                                ----
All directors, nominees and executive officers         719,116  /9/                            9.1
                                                  ------------                                ----
as a group (seven persons)

_________________________

   /1/Number and percentage calculated without giving effect to (i) proposed issuance of Series B Preferred Stock, (ii) the purchase of the Jupiter Securities, and (iii) the Reverse Stock Split.

   /2/Without giving effect to the transactions contemplated by the Jupiter Purchase Agreement.

   /3/Director.  Mr. Harris and Mr. Goldblatt are brothers-in-law.

   /4/Executive Officer.

   /5/Includes 25,000 shares issuable upon exercise of currently exercisable employee stock options.

   /6/Includes 100,000 shares issuable upon exercise of currently exercisable employee stock options.

   /7/Without giving effect to the issuance of Series B Preferred Stock. With respect to Mr. Harris, includes 55,347 shares of Common Stock held by Mr. Harris, and 144,465 shares held in trust for the benefit of members of Mr. Harris' family, for which Mr. Harris disclaims beneficial ownership. With respect to Mr. Rootberg, includes 33,500 shares of Common Stock owned by Mr. Rootberg, and 6,215 shares held by an investment club in which Mr. Rootberg holds a one-seventh interest.

   /8/Includes 13,000 shares issuable upon exercise of currently exercisable employee stock options.

   /9/Includes 138,000 shares issuable upon exercise of currently exercisable employee stock options.

                             EXECUTIVE COMPENSATION

The following table sets forth certain information regarding compensation paid or accrued with respect to fiscal 1996, 1995 and 1994 by the Company and its subsidiaries to the Chief Executive Officer and each of the other highest compensated executive officers whose aggregate compensation for fiscal 1995 exceeded $100,000 (the "Named Executive Officers").
                        ------------------------

                           SUMMARY COMPENSATION TABLE

Name and                                                            All Other
Principal Position               Year    Salary ($)   Bonus ($)     Compensation ($)/(1)/
----------------------------------------------------------------------------------------
William Hellman/(2)/             1996  $340,000        $      0                   $  724
  Chairman and Chief             1995   324,616          54,190                      819
  Executive Officer of           1994   290,002               0                    1,441
  the Company and President
  of Goldblatt's

Lionel Goldblatt/(3)/            1996  $143,269        $      0                   $1,048
  Vice President of the          1995   135,000          11,600                    1,298
  Company and Chairman           1994   135,000               0                    1,509
  of the Board of Goldblatt's

Clarence Farrar/(4)/             1996  $212,768/(5)/   $      0                   $1,048
  President and Chief            1995   168,615          11,396                    2,608
  Operating Officer of the       1994   156,462               0                    2,362
  Company, and Vice President
  of Goldblatt's

___________________________

/(1)/ The amounts shown represent Company contributions to the account of the named executive officer pursuant to the Company's 401(k) plan, the cost of group term life insurance and reimbursement for medical expenses in excess of that allowable to other employees pursuant to an executive officer health insurance plan.

/(2)/ Mr. Hellman has entered into an Amended and Restated Employment Agreement with the Company, effective as of June 1, 1983 and as subsequently amended, providing for his employment as the President and Chief Executive Officer of the Company and as Chairman of the Executive Committee to serve through November 30, 1996. In addition, under the terms of his Employment Agreement, Mr. Hellman receives a bonus equal to 5% of the pre-tax profit of Goldblatt's, as adjusted for certain items, and reimbursement for business expenses of up to $3,500 per month. Mr. Hellman deferred $137,500 of compensation in 1983 which accrued interest as of August 1, 1986 (but not prior thereto) at the prime rate of interest. Such deferred compensation, including accrued interest, in the amount of $237,000 was paid to Mr. Hellman on August 1, 1992. As the interest earned on this deferred compensation was not above market rates, it is not included in the above table. Mr. Hellman has also entered into a Consulting Agreement pursuant to which he has agreed to provide certain services to the Company following the termination of his employment, and he (or his estate) will be paid $189,000 per year for ten years. The obligations of the Company pursuant to the Consulting Agreement are secured by an annuity which has been purchased by the Company, pursuant to a Pledge and Security Agreement dated as of January 25, 1991. Mr. Hellman and the Compensation Committee are currently negotiating an extension of his Employment Agreement beyond November 30, 1996.

/(3)/ Mr. Goldblatt has entered into an Employment Agreement with the Company, effective as of June 1, 1983 and as subsequently amended, providing for his employment as a Vice President of the Company and as Chairman of Goldblatt's through July 31, 1997, with his then effective salary and other employee benefits to continue, as payment for certain consulting services, for one year thereafter upon expiration of the Agreement or termination thereof prior to expiration in certain events.

/(4)/ Mr. Farrar has entered into an Employment Agreement with the Company, dated as of November 30, 1990 and as subsequently amended, providing for his employment as President and Chief Operating Officer until January 31, 1997. Mr. Farrar and the Compensation Committee are currently negotiating an extension of his Employment Agreement beyond January 31, 1997.

/(5)/ Includes $34,500 paid to Mr. Farrar by Huffman Koos in consideration for cancellation of an option to purchase shares.

                               STOCK OPTION PLANS

The Company's 1983 Stock Option and Stock Appreciation Rights Plan, as amended and restated (the "1983 Plan"), authorized the issuance to salaried officers and
                   ---------
other key employees of incentive stock options, non-incentive stock options and stock appreciation rights to acquire a maximum of 27,000 shares of the Company's Common Stock (subject to adjustment as provided in the 1983 Plan). As of November 15, 1996, 23,500 shares of the Company's Common Stock were subject to outstanding options, and there were five participants under the 1983 Plan. The average per share exercise price of all such options was $.50. As of November 15, 1996, 3,500 shares remained available for grants.

The Company's 1988 Stock Option Plan, as amended and restated (the "1988 Plan"),
                                                                    ---------
approved by the shareholders at the annual meeting on June 14, 1988, and amended by the shareholders at the annual meeting on July 20, 1993, authorizes the issuance of 320,000 shares of the Company's Common Stock to salaried officers and other key employees of the Company and its subsidiaries. As of April 12, 1996, 125,000 shares of the Company's Common Stock were subject to outstanding options, and there were four participants under the 1988 Plan. The average per share exercise price of all such options was $.96. As of November 15, 1996, 182,000 shares under the 1988 Plan remained available for grants. If the Proposal to Increase the Number of Shares Authorized for Issuance under the 1988 Stock Option Plan is approved, the Company would have 482,000 shares available for grant under the 1988 Plan.

There were no individual grants made under the 1988 plan during the fiscal year ended January 27, 1996. See Proposal to Increase the Number of Shares Authorized for Issuance under the 1988 Stock Option Plan for a description of the 1988 Plan.

The following table provides certain information concerning each exercise of stock options under the Company's 1983 and 1988 Stock Option Plans during the fiscal year ended January 27, 1996 by each of the Named Executive Officers and the fiscal year-end value of unexercised options held by such persons under the Company's Stock Option Plans:


                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                                                                Value of Unexercised
                                                         Number of                 In-the-Money
                           Shares         Value    Unexercised Options of         Options at Fiscal
                        Acquired on     Realized    Fiscal Year-End (#)            Year-End  ($)/1/
                                                   ------------------------------------------------
  Name                  Exercise #          $     Exercisable Unexercisable  Exercisable Unexercisable
-------                 -----------     --------  ----------- -------------  ----------- -------------


William Hellman
      1983 Plan              0             --            0             0              --          --
      1988 Plan              0             --      100,000             0         $25,000          --

Lionel Goldblatt
      1983 Plan              0             --       15,000             0           7,500          --
      1988 Plan              0             --       10,000             0           5,000          --

Clarence Farrar
      1983 Plan              0             --            0             0              --          --
      1988 Plan              0             --       13,000             0           4,000          --

                        REPORT OF COMPENSATION COMMITTEE

The Compensation Committee is charged by the Board of Directors with determining salary and bonus arrangements for all executive officers of the Company. During fiscal 1996, the Company's Compensation Committee was composed of Mr. Jamison (Chairman), Mr. Dressler and Mr. Kurzman, all non-employee directors. Mr. Jamison resigned from the Board of Directors on July 10, 1996, and Messrs. Dressler and Kurzman resigned from the Board of Directors on October 31, 1996. The Company's Compensation Committee met once in fiscal year 1996. The Compensation Committee was reconstituted on October 31, 1996 to include Messrs. Harris, Collen, and Rootberg.

_________________________

/1/ Dollar values were calculated by determining the difference between the fair market value of the underlying securities at year-end and the exercise price of the options.

Compensation consists of a base salary and a bonus. The base salary level is established using experience, longevity and degree of responsibility as a guideline. The Compensation Committee has not retained a consultant or commissioned any surveys.

All bonuses are earned based on a pre-determined formula related to the profit performance of the Company or its subsidiaries. The bonus of Mr. Hellman, the Chief Executive Officer of the Company, is equal to 5% of the pre-tax profit of Goldblatt's. The Committee feels that this contractual arrangement fairly provides a productivity clause to the performance of Goldblatt's which is of utmost importance to the stability of the Company. Mr. Hellman does not and has not drawn a salary or bonus from any other division. Mr. Hellman was the President of Goldblatt's through most of the 1980's, and reassumed that position in 1993. Other than Mr. Hellman, the executive officers participate in a bonus pool which is equal to 5% of the pre-tax profits. No bonuses were paid for 1996.

Management of the Company continues the process of turnaround and rebuilding. These efforts have resulted in the Company reporting a profit for the current fiscal year. The changes made to achieve this improvement have required significant efforts on the part of current management. Therefore, the Compensation Committee believes that during this period of restructuring, it is inappropriate to compare the Company's current year operating results and stock price performance to changes in compensation of the CEO and other officers.

The Committee also reviews and administers policies and programs with respect to employment and other agreements with executives. The Committee believes these arrangements with executives serve the important purpose of assuring continuing loyalty and concentration.

Overall, the Company has maintained employee compensation programs designed to compensate its officers, managers and other key employees in relationship to the profitability of the Company as well as individual job performance. In addition, stock options for officers, managers and other key employees are awarded at the discretion of this committee after consultation with the CEO and approval by the Board. The stock option program is designed to give additional incentive to key employees, which in turn enhances the value of the Company to all shareholders.

                           The Compensation Committee

             Philip Rootberg     Sheldon Harris     Sheldon Collen

Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the Report of the Compensation Committee on Executive Compensation and the Shareholder Return Performance Graph shall not be incorporated by reference into any such filings.

                               SHAREHOLDER RETURN
                               PERFORMANCE GRAPH

                       Comparison of Five Year Cumulative
                 Total Return Among the Company, the NASDAQ --
                 National Market System-United States Issuers,
                        and the NASDAQ -- Retail Stocks

                             1991    1992     1993     1994     1995     1996

     JG Industries, Inc.     $ 100  $160.00  $240.00  $225.00  $300.80  $190.00

     NASDAQ Stock Market     $ 100   161.95   181.69   204.91   199.17   286.80

     NASDAQ Retail Stocks    $ 100   180.24   161.18   170.94   154.22   173.82

The total return assumes that dividends were re-invested quarterly, and is based on a $100 investment on January 27, 1991. The measurement point for each year beginning 1992 is the end of the Company's fiscal year, which varied from January 25 to January 30.

                             [GRAPH APPEARS HERE]

                        INFORMATION CONCERNING NOMINEES
                           FOR ELECTION AS DIRECTORS
                           (ITEM 5 ON THE PROXY CARD)

The following table sets forth the name and age of each member of the Board of Directors and nominee, the position or positions held with the Company by each director or nominee, each director's or nominee's principal occupation or employment, other directorships held by each director or nominee, the year in which each such person became a director, and the number of shares of Common Stock beneficially owned, directly or indirectly, by each director or nominee or in which such director or nominee had a beneficial interest as of November 15, 1996. Unless otherwise indicated in the table or a footnote thereto, each director's principal occupation has been held since at least January 1, 1991.

                                                                              Approximate
Name, Principal                                      Shares of Common Stock    Percent of
Occupation and                      Director of the  Beneficially Owned On   Class (if more
Other Directorships/(1)/       Age   Company Since   November 15, 1996/(2)/  than 1%)/(2)/
--------------------------------------------------------------------------------------------
CLARENCE FARRAR                 64       1996                  21,000             ---
President and Chief
Operating Officer of
the Company; Vice President
of Goldblatt's

SHELDON HARRIS                  73       1996                  55,347             ---
President of
Evanston Property
Management

SHELDON COLLEN                  74       1993                  None               ---
Consultant and Attorney
at Law

LIONEL GOLDBLATT                67       1959                 182,489             2.5
Vice President of the
Company; Chairman of
Goldblatt's since
February 1986.

WILLIAM HELLMAN                 75       1983                 275,000             3.8
Chairman and Chief
Executive Officer of
the Company; President
of Goldblatt's since May
1993 and from February
1986 to October 1990;

                                                                            Approximate
Name, Principal                                   Shares of Common Stock  Percent of
Occupation and                   Director of the  Beneficially Owned On   Class (if more
Other Directorships/(1)/    Age  Company Since    November 15, 1996       than 1%)
----------------------------------------------------------------------------------------
Chairman and Chief
Executive Officer of
Sussex; Chairman of HKI
since February 1988;
Director of HKI from
September 1986 to October 1995.

PHILIP ROOTBERG/(2)/         79       1983           39,715                   ---
Vice President of the
Company; Director of HKI
from September 1986 to October 1995.
Senior Partner
of Philip Rootberg &
Company L.L.P., a public
accounting firm.

WALLACE W. SCHROEDER         70       1992            1,000                   ---
Director of HKI since June
1988; outside consultant
to HKI from September
1987 to May 1988; Vice
President-Chief Financial
Officer of HKI from July
1986 to September 1987.

/(1)/ Only directorships of issuers with a class of securities registered pursuant to Section 12 of the Securities Act of 1934, as amended, or subject to the requirements of Section 15(d) of that Act, or directorships of issuers registered as investment companies under the Investment Company Act of 1940 are listed in the above table.

/(2)/ Number and percentage calculated without giving effect to (i) the proposed issuance of Series B Preferred Stock, (ii) the purchase of the Jupiter Securities; and (iii) the Reverse Stock Split.

/(3)/ Mr. Rootberg is the beneficial owner of 10,401 shares (approximately 3.9%) of the outstanding shares of common stock of Jupiter.

                 INFORMATION CONCERNING THE BOARD OF DIRECTORS
                         AND CERTAIN COMMITTEES THEREOF

The Board of Directors has designated an Audit Committee, an Executive Committee and a Compensation Committee, but not a Nominating Committee. Currently, the members of the Audit Committee are Messrs. Rootberg, Farrar and Schroeder; the members of the Executive Committee are Messrs. Hellman (Chairman), Rootberg and Goldblatt; and the members of the Compensation Committee are Messrs. Harris, Rootberg and Collen.

The functions of the Audit Committee include reviewing the independent auditors, recommending to the Board of Directors the engagement and discharge of independent auditors, reviewing with the independent auditors the plan and results of auditing engagements, approving or ratifying each professional service provided by independent auditors and estimated by management to cost more than 10% of the previous year's audit fee, considering the range of audit and non-audit fees, reviewing the scope and results of the Company's procedures for internal auditing and the adequacy of internal accounting controls and directing and supervising special investigations. The Audit Committee met once in fiscal 1996.

The Executive Committee is authorized to exercise the powers of the Board of Directors in certain business transactions and affairs of the Company during the intervals between meetings of the Board.

The Board of Directors held a total of five meetings in fiscal 1996. All directors attended at least 80% of all Board meetings, and at least 80% of all meetings of any committee of which such director was a member.

Each director who is not an officer of the Company or its subsidiaries has received an annual fee of $5,000 plus $500 for each Board meeting attended, and is also compensated for all committee meetings at a rate equal to one-half of that set from time to time for Board meetings. Outside directors may also be compensated for attendance at meetings with the executives of the Company and for related services on behalf of the Company, in the discretion of the Executive Committee. The Company's policy regarding payments to outside directors is currently under review by the Company's Executive Committee.

                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS
                           (ITEM 6 ON THE PROXY CARD)

Upon the recommendation of the Audit Committee, the Board of Directors has appointed Coopers & Lybrand L.L.P. as independent accountants for the Company to audit its consolidated financial statements for the fiscal year ending January 25, 1997 and to perform audit-related services. Such services include review of periodic reports and registration statements filed by the Company with the Securities and Exchange Commission and consultation in connection with various accounting and financial reporting matters. Coopers & Lybrand L.L.P. also performs certain limited non-audit services for the Company.

The Board has directed that the appointment of Coopers & Lybrand L.L.P. be submitted to the shareholders for approval. If the shareholders should not approve such appointment, the Audit Committee and the Board would reconsider the appointment.

The Company has been advised by Coopers & Lybrand L.L.P. that it expects to have a representative present at the Meeting and that such representative will be available to respond to appropriate questions. Such representative will also have the opportunity to make a statement if he or she desires to do so.

The Board of Directors unanimously recommends a vote FOR the approval of Item 6 on the Proxy Card.



                              FINANCIAL STATEMENTS

The Company's Annual Report on Form 10-K for fiscal 1996, including audited financial statements, accompanies this Proxy Statement and shareholders are urged to read such report in its entirety.

                      1997 ANNUAL MEETING OF SHAREHOLDERS

The 1997 Annual Meeting of Shareholders is presently scheduled to be held on June 3, 1997. Any proposals of shareholders intended to be personally presented at such meeting must be received by the Secretary of the Company no later than February 3, 1997 for inclusion in the Company's Proxy Statement for such meeting.

                            EXPENSES OF SOLICITATION

The cost of preparing and mailing the notice of meeting, proxy statement and forms of proxy will be paid by the Company. In addition to the cost of mailing copies of this material to shareholders, the Company will request banks and brokers to forward copies of such materials to persons for whom they hold stock of the Company and to request authority for execution of the proxies. The Company will reimburse such banks and brokers for their reasonable out-of-pocket expenses incurred in connection therewith, which expenses are estimated not to exceed $5,000.

                                 OTHER MATTERS

If any other matters are properly presented at the meeting for action, it is intended that the shares represented by proxies will be voted on such matters in the discretion of the persons named therein.

          COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

Under Section 16(a) of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder by the Securities and Exchange Commission (the "SEC"), directors, officers and beneficial owners of more than 10% of the
      ---
Company's equity securities (each a "Reporting Person") must file certain
                                     ----------------
reports, known as Forms 3, 4 and 5, with the SEC upon the occurrence of certain events, primarily the acquisition or disposition of shares of Common Stock (or options to acquire Common Stock) by such persons.

Based solely on a review of the Forms 3, 4 and 5 filed with the Company and on certain representations made to the Company, the Company does not know of any failures to file a required form or of any late filings under Section 16(a) of the Securities Exchange Act.

                                                                       EXHIBIT A
                                                              TO PROXY STATEMENT



                              JG INDUSTRIES, INC.

                      SERIES B CONVERTIBLE PREFERRED STOCK
                               PURCHASE AGREEMENT

     THIS SERIES B CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT (this "Agreement") is made as of November _____, 1996, among JG Industries, Inc., an Illinois corporation (the "Company"), and the persons listed on Schedule 1
                                                                ----------
attached hereto (each, an "Investor" and collectively, the "Investors").

                                    RECITAL

     The Investors desire to purchase from the Company, and the Company desires to issue and sell to the Investors, in the aggregate, 1,500 shares of Series B Convertible Preferred Stock of the Company, no par value per share (the "Series B Preferred Stock"), at a purchase price of $1,000 per share, for an aggregate purchase price of $1,500,000, all upon the terms and satisfaction of the conditions set forth herein.

                                   AGREEMENTS

     In consideration of the recital and the mutual promises, covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   PURCHASE AND SALE OF SECURITIES

          1.1  Authorization and Issuance of Securities.
               ----------------------------------------

          (a) Prior to the Closing, the Company shall have (i) adopted resolutions and filed with the Secretary of State of the State of Illinois the Statement of Resolution Establishing Series relating to the Series B Convertible Preferred Stock (the "Statement of Resolution") in the form attached hereto as Exhibit A, (ii) duly authorized the issuance of the Series B Preferred Stock to
---------
the Investors and (iii) duly authorized and reserved such number of shares of Common Stock of the Corporation, no par value per share (the "Common Stock") as may be required for issuance upon conversion of the Series B Preferred Stock outstanding from time to time.

          (b) Subject to the terms and conditions of this Agreement, the Company agrees to issue and sell to the Investors, and the Investors agree to purchase



                         EXHIBIT A TO PROXY STATEMENT
from the Company, individually and not jointly, in the aggregate, 1,500 shares of Series B Preferred Stock for a purchase price of $1,000 per share. Each Investor agrees to purchase shares of Series B Preferred Stock in the amounts set forth opposite such Investor's name on Schedule 1 hereto.
                                           ----------

          1.2  Closing.  The purchase, sale and delivery of the Series B
               -------
Preferred Stock shall take place at the office of Hopkins & Sutter, Three First National Plaza, Suite 4100, Chicago, Illinois 60602, on the first business day after the 1996 Annual Meeting of Shareholders of the Company, scheduled to be held on or about December 12, 1996, at 10:00 a.m. Chicago time, or at such other time, date or place as the Company and the Investors may mutually agree upon in writing (which time, date and place are designated as the "Closing"). At the Closing, the Company shall deliver to each Investor a certificate representing the number of shares of Series B Preferred Stock to be purchased by such Investor hereunder. The Series B Preferred Stock shall be delivered against payment of the purchase price therefor by wire transfer payable to the Company to one or more accounts designated by the Company prior to the Closing.

     2.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY

          The Company hereby represents and warrants to each Investor that, except as set forth on the Disclosure Schedule delivered to the Investors simultaneously with the execution of this Agreement (the "Disclosure Schedule"):

          2.1  Organization; Good Standing; Qualification.  The Company is a
               ------------------------------------------
corporation duly organized, validly existing, and in good standing under the laws of the State of Illinois, has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as now conducted and, assuming stockholder approval and the filing of the Statement of Resolution, to execute and deliver this Agreement and the Registration Rights Agreement, to issue and sell the Series B Preferred Stock and the Common Stock issuable upon conversion thereof, and to carry out the provisions of this Agreement, the Registration Rights Agreement and the Statement of Resolution. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the condition (financial or other), results of operations or assets or properties of the Company and the Subsidiaries taken as a whole (a "Material Adverse Effect").

          2.2  Authorization.  All corporate action on the part of the Company
               -------------
(other than stockholder approval and the filing of the Statement of Resolution) necessary for the authorization, execution and delivery of this Agreement and the Registration Rights Agreement, the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance (or reservation for issuance), sale and delivery of the Series B Preferred Stock and the Common Stock issuable upon conversion thereof has been taken, and this Agreement and the Registration Rights



                         EXHIBIT A TO PROXY STATEMENT

Agreement have been, or at the Closing will have been, duly executed and delivered by the Company and constitute, or at the Closing will constitute, valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or other laws affecting creditors' rights generally or by the availability of equitable remedies. Prior to the Closing, the Statement of Resolution will have been filed with the Secretary of State of the State of Illinois in accordance with the Illinois Business Corporation Act.

          2.3  Valid Issuance of Preferred and Common Stock.  The Series B
               --------------------------------------------
Preferred Stock that is being acquired by the Investors hereunder, when issued and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free and clear of all liens, pledges, security interests, options, rights of first refusal, encumbrances, claims, preemptive rights and other third party rights (the "Liens"), other than restrictions on transfer under this Agreement, the Registration Rights Agreement and applicable state and federal securities law. The Common Stock issuable upon conversion of the Series B Preferred Stock will be duly and validly reserved for issuance and, when issued in compliance with the provisions of the Statement of Resolution, will be duly and validly issued, fully paid and nonassessable and will be free and clear of all Liens other than restrictions on transfer under this Agreement, the Registration Rights Agreement and applicable state and federal securities laws.

          2.4  Governmental Consents.  No consents, approval, qualification,
               ---------------------
order or authorization of, or declaration or filing with, any local, state, or federal governmental authority (the "Consents") is required on the part of the Company in connection with the Company's valid execution, delivery or performance of this Agreement, the Registration Rights Agreement (other than Consents required in connection with the Company's performance of its obligations under the Registration Rights Agreement), and the sale, issuance and delivery of the Series B Preferred Stock by the Company pursuant to the terms hereof or the Common Stock issuable upon conversion thereof, except for (i) the filing of the Statement of Resolution with the Secretary of State of the State of Illinois, (ii) such Consents as will have been made or obtained prior to the Closing, except any notices required to be filed with the Securities and Exchange Commission (the "Commission") under Regulation D of the Securities Act of 1933, as amended (the "Securities Act"), or such postclosing filings as may be required under applicable state securities laws and (iii) other Consents, the failure of which to obtain or make would not result in a Material Adverse Effect.

          2.5. Capitalization and Voting Rights.  Immediately after the
               --------------------------------
consummation of (a) the transactions contemplated by this Agreement and (b) the repurchase by the Company of all of the capital stock of the Company held by Jupiter Industries, Inc. (the "Jupiter Repurchase"), the authorized capital stock of the Company will consist of:



                         EXHIBIT A TO PROXY STATEMENT

          (i)  Preferred Stock.  500,000 shares of Preferred Stock, of which (i)
               ---------------
2,000 shares are designated Series A 9% Cumulative Preferred Stock, no par value per share (the "Series A Preferred Stock") and (ii) 1,500 shares shall be designated Series B Preferred Stock, no par value per share. No shares of Series A Preferred Stock will be issued and outstanding and 1,500 shares of Series B Preferred Stock will be issued and outstanding.

          (ii) Common Stock.   14,000,000 shares of Common Stock, of which
               -------------
7,217,311 shares are issued and outstanding.

Except for currently outstanding options to purchase 148,500 shares of Common Stock pursuant to the Company Option Plans (as defined below), there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), or agreements for the purchase or acquisition from the Company of any shares of its capital stock. In addition to the aforementioned options, the Company has reserved an additional 37,000 shares of its Common Stock for purchase upon exercise of options to be granted in the future under the Company Option Plans. "Company Option Plans" shall mean (i) the JG Industries 1983 Stock Option Plan, (ii) the JG Industries 1988 Stock Option Plan and (iii) such other plans and agreements pursuant to which the Company has heretofore granted options or other rights to purchase capital stock of the Company. The Company is not a party to any agreement which restricts its ability to pay dividends, contingently or otherwise. The number of shares of Common Stock set forth in this Section 2.5 does not reflect the 1-for-3 reverse split of the Common Stock to be effected by the Company on or about December 13, 1996.

          2.6  Compliance With Other Instruments.  Neither the execution,
               ---------------------------------
delivery or performance of this Agreement and the Registration Rights Agreement, nor the execution and filing of the Statement of Resolution, nor the issuance of the Series B Preferred Stock hereunder, nor the issuance of the Common Stock upon conversion thereof, nor fulfillment of nor compliance with the terms and provisions hereof or thereof, will conflict with or result in a breach of the terms, conditions or provisions of, or give rise to a right of termination under, or constitute a default under, or result in any violation of, the Charter or By-laws of the Company or any of the Subsidiaries, or any mortgage, agreement, instrument, order, judgment, decree, statute, rule or regulation to which the Company or any of the Subsidiaries or any of their respective property is subject, other than conflicts, breaches, defaults, terminations or violations which, individually or in the aggregate, do not result in a Material Adverse Effect or materially adversely affect the ability of the Company to perform its obligations under this Agreement, the Registration Rights Agreement or the Statement of Resolution. "Charter" shall mean the articles of incorporation or similar incorporation document of the Company or any of its Subsidiaries, as the case may be.

          2.7  Offering of the Shares.  Based in part on the accuracy of the
               ----------------------
representations and warranties of the Investors contained herein, neither the Company nor any Person acting on its behalf has taken or will take any action which might



                         EXHIBIT A TO PROXY STATEMENT
subject the offering, issuance or exchange of the Series B Preferred Stock to the registration requirements of Section 5 of the Securities Act. The Company will offer and exchange the Series B Preferred Stock in compliance with all applicable state securities laws and will make all necessary filings and qualifications required by such laws. "Person" shall mean an individual or a corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company or any other entity or organization, including a governmental or political subdivision or any agency or instrumentality thereof.

     3.   REPRESENTATIONS AND WARRANTIES OF THE INVESTORS

          Each Investor hereby severally represents and warrants to the Company that:

          3.1  Authorization.  This Agreement has been duly executed and
               -------------
delivered by such Investor. This Agreement constitutes a valid and legally binding obligation of such Investor, enforceable in accordance with its terms.

          3.2  Governmental Consents.  No Consent is required on the part of
               ---------------------
such Investor in connection with the execution and delivery of this Agreement or the performance by such Investor of the transactions contemplated hereby.

          3.3  Acquire Entirely for Own Account.  This Agreement is made with
               --------------------------------
such Investor in reliance upon such Investor's representation to the Company, which by its execution of this Agreement it hereby confirms, that the Series B Preferred Stock to be acquired by such Investor and the Common Stock issuable upon conversion thereof will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, such Investor further represents that it does not have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participation to such Person or to any third person, with respect to the Series B Preferred Stock or the Common Stock issuable upon conversion thereof, except for a transfer by such Investor to voting trustees under a shareholders agreement dated the date hereof.

          3.4  Reliance Upon Investor's Representations.  Such Investor
               ----------------------------------------
understands that the Series B Preferred Stock is not, and any Common Stock acquired upon conversion thereof at the time of issuance may not be, registered under the Securities Act on the ground that the acquisition provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that the Company's reliance on such exemption is predicated on the Investor's representations set forth herein.



                         EXHIBIT A TO PROXY STATEMENT

          3.5  Sophisticated Investor.  Such Investor is an "accredited
               ----------------------
investor" as defined in Rule 501(a) under the Securities Act. Such Investor is a sophisticated purchaser with respect to the Series B Preferred Stock, has been given the opportunity to access the records of the Company and its Subsidiaries and has made its own independent analysis and investigation into the business, operations, financial condition and general creditworthiness of the Company and the Subsidiaries and has made its own independent decision to acquire the Series B Preferred Stock pursuant to the terms and conditions set forth in this Agreement.

          3.6  Restricted Securities.  Such Investor understands that the Series
               ---------------------
B Preferred Stock may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Series B Preferred Stock or an available exemption from registration under the Securities Act, the Series B Preferred Stock must be held indefinitely to redemption in accordance with its terms. In particular, such Investor is aware that the Series B Preferred Stock may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of such Rule are met.

          3.7  Legend.  Each certificate or other document evidencing any of the
               ------
securities of the Company being acquired hereunder shall be endorsed with the legend set forth below, and such Investor covenants that, except to the extent such restrictions are waived by the Company, such Investor shall not transfer the shares represented by any such certificate without complying with the restrictions on transfer described in the legend endorsed on such certificate:

          "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SHARES UNDER SUCH ACT OR LAWS OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

     4.   CONDITIONS OF INVESTORS' OBLIGATIONS AT CLOSING

          The obligations of each Investor under Section 1.1(b) of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall only be effective against such Investor if it consents in writing thereto:



                         EXHIBIT A TO PROXY STATEMENT

          4.1  Stockholder Approval.  The issuance and sale of the Series B
               --------------------
Preferred Stock shall have been duly authorized and approved by the shareholders of the Company.

          4.2  Qualifications.  All authorizations, approvals, or permits, if
               --------------
any, of any governmental authority or regulatory body that are required to be obtained prior to the Closing in connection with the lawful issuance and sale of the Series B Preferred Stock pursuant to this Agreement shall be duly obtained and effective as of the Closing.

          4.3  Registration Rights Agreement.  The Company shall have executed
               -----------------------------
and delivered to the Investors that certain Registration Rights Agreement dated as of the date hereof (the "Registration Rights Agreement") attached hereto as

Exhibit B, setting forth certain rights, privileges and obligations of the
---------
Company and the Investors with respect to the Series B Preferred Stock.

     5.   CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING

          The obligations of the Company to the Investors under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

          5.1  Stockholder Approval.  The issuance and sale of the Series B
               --------------------
Preferred Stock shall have been duly authorized and approved by the shareholders of the Company.

          5.2  Statement of Resolution.  The Statement of Resolution shall have
               -----------------------
been accepted for filing by the Secretary of State of Illinois.

          5.3  Qualifications.  All authorizations, approvals or permits, if
               --------------
any, of any governmental authority or regulatory body that are required to be obtained prior to the Closing in connection with the lawful issuance and sale of the Series B Preferred Stock pursuant to this Agreement shall be duly obtained and effective as of the Closing.

     6.   MISCELLANEOUS

          6.1  Entire Agreement.  This Agreement and the documents referred to
               ----------------
herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Matters disclosed in any paragraph of the Disclosure Schedule shall be deemed to be disclosed with respect to all paragraphs of the Disclosure Schedule. The Company's Form 10-K filed May 8, 1996 (and delivered to the Investors prior to the date hereof), as amended, the exhibits thereto, including all information and exhibits incorporated therein shall be deemed incorporated in the Disclosure Schedule.



                         EXHIBIT A TO PROXY STATEMENT

          6.2  Expiration of Warranties.  The warranties and representations of
               ------------------------
the Company and the Investors contained in or made pursuant to this Agreement shall in no way be affected by an investigation of the subject matter thereof made by or on behalf of the Company or the Investor and shall survive the Closing until the first anniversary of the Closing.

          6.3  Successors and Assigns.  Except as otherwise provided herein, the
               ----------------------
terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          6.4  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
               -------------
AND ENFORCED UNDER THE LAWS OF THE STATE OF ILLINOIS WITHOUT REFERENCE TO THE PRINCIPLES OF THE CONFLICTS OF LAWS THEREOF.

          6.5  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          6.6  Titles and Subtitles.  The title and subtitles used in this
               --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          6.7  Notices.  Unless otherwise provided, any notice required or
               -------
permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified by hand or professional courier service, upon confirmation of telex or telecopy, five (5) days after deposit with the United States Post Office, by registered or certified mail, postage prepaid or upon the next day following deposit with a nationally recognized overnight air courier, addressed as follows:

          (a) if to an Investor, to its address set forth on Schedule 1 hereto.
                                                             ----------

          (b)  If to the Company, to:

               JG Industries, Inc.
               5630 West Belmont Avenue
               Chicago, Illinois  60634
               Attention:   Clarence Farrar
               Facsimile:   773-481-5417



                         EXHIBIT A TO PROXY STATEMENT

          With a copy to:

               Stanford J. Goldblatt, Esq.
               Hopkins & Sutter
               Three First National Plaza
               Suite 4100
               Chicago, IL 60602
               Facsimile: 312-558-6538

Any party may by notice given in accordance with this Section 6.7 to the other party to this Agreement designate another address or person for receipt of notice hereunder.

          6.8  Finder's Fees.  Each party represents that it neither is nor will
               -------------
be obligated for any finder's fee or commission in connection with this transaction.

          6.9  Amendments and Waivers.  Any term of this Agreement may be
               ----------------------
amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investors holding, or prior to the Closing obligated to purchase, a majority of the Series B Preferred Stock.

          6.10 Severability.  If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          6.11 Lost, Stolen, Destroyed or Mutilated Stock Certificates.  Upon
               -------------------------------------------------------
receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any certificate representing the Series B Preferred Stock, in the case of loss, theft or destruction, upon delivery of an indemnity reasonably satisfactory to the Company, or, in the case of mutilation, upon surrender and cancellation thereof, the Company will issue a new certificate of like tenor for a number of shares of the Series B Preferred Stock equal to the number of shares of such stock represented by the certificate lost, stolen, destroyed or mutilated.

          6.12 Shareholders Agreement.  Upon the request of the Investors and
               ----------------------
receipt by the Company of a copy of a shareholders agreement among the Investors, the Company shall maintain a copy of such shareholders agreement at its principal executive offices and make it available for inspection at reasonable times and on reasonable notice upon the request of any Investor.

          6.13 Termination.  This Agreement and all rights and obligations of
               -----------
the parties hereto may be terminated at any time on or after January 31, 1997 (so long as the Closing has not occurred) by the written consent of the Company or the Investors



                         EXHIBIT A TO PROXY STATEMENT
obligated to purchase, in the aggregate, a majority of the Series B Preferred Stock pursuant hereto.

                  [Remainder of page intentionally left blank.
                            Signature page follows.]



                         EXHIBIT A TO PROXY STATEMENT

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                       JG INDUSTRIES, INC.



                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________


                                       _________________________________________
                                            William Hellman



                                       _________________________________________
                                            Philip Rootberg



                                       _________________________________________
                                            Sheldon Harris



             [Signature Page to Preferred Stock Purchase Agreement]

                                   SCHEDULE 1
                                   ----------
================================================================================

                                  SHARES OF SERIES B                 AGGREGATE
                                  ------------------                 ----------
INVESTOR                           PREFERRED STOCK                    PURCHASE
--------                          ------------------                 ----------
                                                                        PRICE
                                                                        -----
--------------------------------------------------------------------------------

William Hellman                           500                         $500,000
JG Industries, Inc.
5630 West Belmont Avenue
Chicago, Illinois  60634
--------------------------------------------------------------------------------
Philip Rootberg                           500                         $500,000
Philip Rootberg & Company, LLP
250 South Wacker Drive
Suite 800
Chicago, Illinois  60606-5891
--------------------------------------------------------------------------------
Sheldon Harris                            500                         $500,000
JG Industries, Inc.
5630 West Belmont Avenue
Chicago, Illinois  60634
--------------------------------------------------------------------------------
TOTAL                                   1,500                       $1,500,000
================================================================================



                         EXHIBIT A TO PROXY STATEMENT

                                                           EXHIBIT A TO SERIES B
                                              PREFERRED STOCK PURCHASE AGREEMENT



                              JG INDUSTRIES, INC.

                  STATEMENT OF RESOLUTION ESTABLISHING SERIES
             RELATING TO THE SERIES B CONVERTIBLE PREFERRED STOCK,
              WITH NO PAR VALUE PER SHARE, OF JG INDUSTRIES, INC.



                        Pursuant to Section 6.10 of the
                   Illinois Business Corporation Act of 1983



          RESOLVED, that there is hereby created a series of the Preferred Stock of the Corporation designated Series B Convertible Preferred Stock, no par value per share (the "Series B Preferred Stock"), consisting of 1,500 shares and having the voting powers, preferences and relative, participating, optional, conversion and other special rights, and the qualifications, limitations or restrictions, hereinafter set forth:

     Section 1.  Dividends.
                 ---------

          1A.  General Obligation. When and as declared by the Corporation's
               ------------------
Board of Directors and to the extent permitted under the Illinois Business Corporation Act of 1983 (the "Act"), the Corporation will pay preferential cumulative dividends to the holders of Series B Preferred Stock as provided in this Section 1. Except as otherwise provided herein, dividends on each share of
     ---------
Series B Preferred Stock will accrue on a daily basis at the rate of 9% per annum of the Liquidation Value thereof from and including the date of issuance of such share of Series B Preferred Stock to and including the earlier of (i) the date on which the Liquidation Value of such share of Series B Preferred Stock plus any accrued and unpaid dividends thereon is paid upon any liquidation, dissolution or winding up of the Corporation or (ii) the date on which such share of Series B Preferred Stock is converted into Common Stock. Such dividends will accrue whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. The date on which the Corporation initially issues any share of Series B Preferred Stock will be deemed to be its "date of issuance" regardless of the number of times transfer of such share of
 ----------------
Series B Preferred Stock is made on the stock records


                             EXHIBIT A TO SERIES B
                      PREFERRED STOCK PURCHASE AGREEMENT
maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such share of Series B Preferred Stock.

          1B.  Distribution of Partial Dividend Payments. If at any time the
               -----------------------------------------
Corporation pays less than the total amount of dividends then accrued with respect to Series B Preferred Stock, such payment will be distributed ratably among the holders of Series B Preferred Stock on the basis of the amount of accrued and unpaid dividends with respect to the shares of Series B Preferred Stock owned by each such holder.

          1C.  Preference.  The holders of Series B Preferred Stock shall be
               ----------
entitled to dividends and distributions in preference and priority to holders of Junior Securities. The Corporation shall not, without the prior written consent of the holders of a majority of the shares of Series B Preferred Stock then outstanding, pay any dividend or distribution (other than dividends payable solely in Junior Securities) on any Junior Securities at any time when accrued dividends on Series B Preferred Stock have not been paid in full.

     Section 2.  Liquidation.
                 -----------

          Upon any liquidation, dissolution or winding up of the Corporation (a "Liquidation"), each holder of Series B Preferred Stock will be entitled to be
 -----------
paid, before any distribution or payment is made upon any Junior Securities (as defined herein), an amount in cash equal to the aggregate Liquidation Value of all of such holder's shares of Series B Preferred Stock plus all accrued but
                                                        ----
unpaid dividends thereon. If upon a Liquidation, the Corporation's assets available for distribution to its stockholders after payments of the entire preferential amount payable with respect to any Senior Securities (as defined herein) are insufficient to permit payment to the holders of Series B Preferred Stock of the aggregate Liquidation Value of Series B Preferred Stock plus all
                                                                     ----
accrued but unpaid dividends thereon and to the holders of Pari Passu Securities (as defined herein) the entire preferential amount payable with respect to any Pari Passu Securities, then the entire assets available for distribution will be distributed, pro rata based upon the aggregate liquidation value of the
             --- ----
securities held by each holder thereof, among the holders of (i) Series B Preferred Stock (pro rata based upon the aggregate Liquidation Value of Series B
                 --- ----
Preferred Stock held by each such holder plus all accrued but unpaid dividends
                                         ----
thereon) and (ii) Pari Passu Securities. After payment in full shall have been made to the holders of Series B Preferred Stock of the aggregate Liquidation Value of Series B Preferred Stock plus all accrued but unpaid dividends thereon,
                                  ----
the holders of the Series B Preferred Stock shall not share in any remaining assets of the Corporation available for distribution. Neither the consolidation or merger of the Corporation into or with any other corporation or corporations, nor the sale or transfer by the Corporation of all or any part of its assets, nor the reduction of the capital stock of the Corporation, will be deemed to be a Liquidation within the meaning of this Section 2.
                                         ---------


                             EXHIBIT A TO SERIES B
                      PREFERRED STOCK PURCHASE AGREEMENT

     Section 3.  Voting Rights.
                 --------------

          Except as otherwise required by law, the Restated Articles of Incorporation of the Corporation, as amended, or any statement of resolution establishing a series, the holders of Series B Preferred Stock will be entitled to vote with the holders of Common Stock on each matter submitted to a vote of the Corporation's stockholders as a single class, with each share of Series B Preferred Stock having a number of votes equal to the quotient of (i) 1,000 divided by (ii) the Conversion Price (as defined in Section 4B below) in effect
                                                    ----------
as of the record date for the determination of stockholders entitled to vote on such matter and shall be entitled to notice of any stockholders' meeting in accordance with the By-laws of the Corporation. Fractional votes shall not be permitted.

     Section 4.  Conversion.
                 ----------

          4A.  Conversion Procedure.
               --------------------

               (i) At any time and from time to time, any holder of shares of Series B Preferred Stock may convert all or any portion of such shares (including any fraction of a share) into the number of shares of Common Stock computed by dividing (a) the number of shares of Series B Preferred Stock to be converted times $1,000 per share, by (b) the Conversion Price (as defined in
Section 4B below).
----------

               (ii) Each conversion of Series B Preferred Stock will be deemed to have been effected as of the close of business on the date on which the certificate or certificates representing Series B Preferred Stock to be converted have been surrendered at the principal office of the Corporation. At such time as such conversion has been effected, the rights of the holder of such Series B Preferred Stock as such holder will cease and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock are to be issued upon such conversion will be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

               (iii) As soon as possible after a conversion has been effected and in no event later than ten (10) business days after delivery of the certificate representing the shares converted, the Corporation will deliver to the converting holder:

                      (a) a certificate or certificates representing the number of shares of Common Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified;

                      (b)  the amount payable under Section 4A(vi) below with
                                                    --------------
respect to such conversion;


                             EXHIBIT A TO SERIES B
                      PREFERRED STOCK PURCHASE AGREEMENT

                      (c) a certificate representing any shares of Series B Preferred Stock which were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which were not converted; and

                      (d) in the event such conversion is occurring pursuant to clause (a) of Section 4D(i) below, a payment in an amount equal to the accrued
              -------------
but unpaid dividends on the shares of Series B Preferred Stock held by such holder through the date of such conversion (the "Accrued Dividends"); provided,
                                                 -----------------
however, that if funds are not legally available for the payment of any portion of Accrued Dividends, the portion of the Accrued Dividends not paid on or prior to the tenth business day after conversion of such shares of Series B Preferred Stock shall be converted into the number of shares of Common Stock equal to the quotient of (A) such unpaid portion of the Accrued Dividends divided by (B) the Conversion Price.

               (iv) The issuance of certificates for shares of Common Stock upon conversion of Series B Preferred Stock will be made without charge to the holders of such Series B Preferred Stock for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of Common Stock. Upon conversion of any share of Series B Preferred Stock, the Corporation will take all such actions as are necessary in order to insure that the Common Stock issued as a result of such conversion is validly issued, fully paid and nonassessable.

               (v) The Corporation will not close its books against the transfer of Series B Preferred Stock or of Common Stock issued or issuable upon conversion of Series B Preferred Stock in any manner which interferes with the timely conversion of Series B Preferred Stock.

               (vi) If any fractional interest in a share of Common Stock would, except for the provisions of this Section 4A(vi), be deliverable upon any
                                         --------------
conversion of Series B Preferred Stock, the Corporation, in lieu of delivering the fractional share therefor, shall pay an amount to the holder thereof equal to the market price of such fractional interest as of the date of conversion, as determined in good faith by the Board of Directors of the Corporation.

          4B.  Conversion Price.  The initial "Conversion Price" will be $2.25
               ----------------                ----------------
per share, which reflects the 1-for-3 reverse stock split of the Common Stock to be effected by the Corporation on or about December 13, 1996 (the "1996 Reverse Split"). If the Corporation at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced, and if the Corporation at any time combines (by combination, reverse stock split or otherwise (other than the 1996 Reverse Split)) its outstanding


                             EXHIBIT A TO SERIES B
                      PREFERRED STOCK PURCHASE AGREEMENT
shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased.

          4C.  Reorganization, Reclassification, Consolidation, Merger or Sale.
               ---------------------------------------------------------------
Any capital reorganization, reclassification, consolidation, merger, exchange of shares or sale or transfer of more than 80% of the Corporation's assets to another Person (in one transaction or a series of related transactions) which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as a "Corporate Change." Prior to the consummation of any Corporate Change, the Corporation will make appropriate provisions to insure that each of the holders of Series B Preferred Stock will thereafter have the right to acquire and receive, in lieu of or (if additional consideration is received) in addition to the shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series B Preferred Stock, such shares of stock, securities or assets as such holder would have received in connection with such Corporate Change if such holder had converted its Series B Preferred Stock immediately prior to such Corporate Change. The Corporation will not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor corporation (if other than the Corporation) resulting from such consolidation or merger or the corporation purchasing such assets assumes by written instrument the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

          4D.  Automatic Conversion.
               --------------------

               (i) Upon the earlier of (a) [the fifth anniversary of the date of issuance] _______________________, 2001 and (b) the consummation of a Qualified Public Offering, each outstanding share of Series B Preferred Stock shall convert automatically into the number of shares of Common Stock determined by dividing (x) the sum of $1000, by (y) the Conversion Price then in effect, without further action by the Corporation or the holders of such shares.

               (ii) If there are less than 450 shares of Series B Preferred Stock outstanding, each of the remaining shares of Series B Preferred Stock then outstanding shall convert automatically into the number of shares of Common Stock determined by dividing (x) the sum of $1000, by (y) the Conversion Price then in effect, without further action by the Corporation or the holders of such shares.

               (iii)  Upon any such conversion pursuant to this Section 4D, the
                                                                ----------
rights of each holder of such Series B Preferred Stock as such holder shall cease and the Person or Persons in whose name or names any certificate or certificates for shares of Series B Preferred Stock shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby. Promptly following delivery of


                             EXHIBIT A TO SERIES B
                      PREFERRED STOCK PURCHASE AGREEMENT
written notice from the Corporation to each holder of Series B Preferred Stock that such a conversion has occurred, each such holder shall deliver certificates representing the shares of Series B Preferred Stock held by such holder to the Corporation for cancellation.

     Section 5.  Registration of Transfer.
                 ------------------------

          The Corporation will keep at its principal office a register for the registration of Series B Preferred Stock. Upon the surrender of any certificate representing Series B Preferred Stock at such place, the Corporation will, at the request of the record holder of such certificate, execute and deliver a new certificate or certificates in exchange therefor representing in the aggregate the number of shares of Series B Preferred Stock represented by the surrendered certificate. Each such new certificate will be registered in such name and will represent such number of shares of Series B Preferred Stock as is requested by the holder of the surrendered certificate and will be substantially identical in form to the surrendered certificate; provided, however, that any transfer shall
                                     --------  -------
be subject to any applicable restrictions on the transfer of such shares and the payment of any applicable transfer taxes, if any, by the holder thereof.

     Section 6.  Replacement.
                 -----------

          Upon receipt of evidence reasonably satisfactory to the Corporation of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing shares of Series B Preferred Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation, or, in the case of any such mutilation, upon surrender of such certificate, the Corporation will execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of Series B Preferred Stock represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

     Section 7.  Definitions.
                 -----------

          "Junior Securities" means the Corporation's equity securities other
           -----------------
than Series B Preferred Stock, Senior Securities or Pari Passu Securities.

          "Liquidation Value" means $1,000 per share, such amount to be adjusted
           -----------------
proportionately in the event the shares of Series B Preferred Stock are subdivided by any means into a greater number or combined by any means into a lesser number.

          "Pari Passu Securities" means any securities of the Corporation that
           ---------------------
rank on a parity with the Series B Preferred Stock with respect to dividends or upon a Liquidation.


                             EXHIBIT A TO SERIES B
                      PREFERRED STOCK PURCHASE AGREEMENT

          "Person" means an individual, a partnership, a corporation, a limited
           ------
liability company, an association, a joint stock company, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

          "Qualified Public Offering" means the sale of Common Stock in an
           -------------------------
underwritten public offering pursuant to a registration statement declared effective under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock in which the aggregate gross proceeds received by the Corporation in such public offering equals or exceeds $10,000,000.

          "Senior Securities" means any securities of the Corporation that rank
           -----------------
senior to the Series B Preferred Stock with respect to dividends or upon a Liquidation.

          "Subsidiary" means any Corporation of which the shares of stock having
           ----------
a majority of the general voting power in electing the board of directors are, at the time as of which any determination is being made, owned by the Corporation either directly or indirectly through Subsidiaries.

     Section 8.  Amendment and Waiver.
                 --------------------

     No amendment, modification or waiver will be binding or effective with respect to any provision of this Statement of Resolution without the prior written consent of the holders of a majority of the shares of Series B Preferred Stock outstanding at the time such action is taken. No change in the terms hereof may be accomplished by merger or consolidation of the Corporation with another Corporation unless the Corporation has obtained the prior affirmative vote or written consent of the holders of a majority of the shares of Series B Preferred Stock then outstanding.

     Section 9.  Notices.
                 -------

     Except as otherwise expressly provided, all notices referred to herein shall be in writing and shall be delivered by via overnight courier, return receipt requested, postage prepaid and shall be deemed to have been delivered when so mailed (i) to the Corporation, at its principal executive offices and
(ii) to any stockholder, at such holder's address as it appears in the stock records of the Corporation (unless otherwise indicated in writing by any such holder).


                             EXHIBIT A TO SERIES B
                      PREFERRED STOCK PURCHASE AGREEMENT

     IN WITNESS WHEREOF, JG INDUSTRIES, INC. has caused this Statement of Resolution to be duly executed this ______ day of _____________________, 1996.



                                    JG INDUSTRIES, INC.



                                    By:   __________________________
                                    Its:  __________________________


                             EXHIBIT A TO SERIES B
                      PREFERRED STOCK PURCHASE AGREEMENT

                                   SCHEDULE 1
                                   ----------

===============================================================================
                                 SHARES OF SERIES B              AGGREGATE
                                 ------------------              ----------
INVESTOR                           PREFERRED STOCK                PURCHASE
--------                           ---------------                --------
                                                                    PRICE
                                                                    -----
-------------------------------------------------------------------------------

William Hellman                           500                     $500,000
JG Industries, Inc.
5630 West Belmont Avenue
Chicago, Illinois  60634
-------------------------------------------------------------------------------
Philip Rootberg                           500                     $500,000
Philip Rootberg & Company, LLP
250 South Wacker Drive
Suite 800
Chicago, Illinois  60606-5891
-------------------------------------------------------------------------------
Sheldon Harris                            500                     $500,000
JG Industries, Inc.
5630 West Belmont Avenue
Chicago, Illinois  60634
-------------------------------------------------------------------------------
TOTAL                                   1,500                   $1,500,000
===============================================================================


                             EXHIBIT A TO SERIES B
                      PREFERRED STOCK PURCHASE AGREEMENT

                                                           EXHIBIT B TO SERIES B
                                              PREFERRED STOCK PURCHASE AGREEMENT


                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of __________________, 1996 between JG INDUSTRIES, INC., an Illinois corporation (the "Company"), and the persons listed on Schedule 1 hereto (each, a
                                           ----------
"Purchaser", and collectively, the "Purchasers"). Certain capitalized terms used in this Agreement are defined in Section 1 of this Agreement.

                                   RECITALS

     A. The Company and the Purchasers have entered into that certain Series B Convertible Preferred Stock Purchase Agreement (the "Stock Purchase Agreement") dated as of November _____, 1996 providing for the issuance and sale of the Series B Preferred Stock (as defined herein) by the Company to the Purchasers.

     B. The execution and delivery of this Agreement is a condition precedent to the closing of the transactions contemplated by the Stock Purchase Agreement.

                                  AGREEMENTS

     In consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   Definitions.  As used herein, the following terms have the following
          -----------
respective meanings:

     "Commission" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act or the Exchange Act

     "Common Stock" means the common stock, no par value per share, of the Company.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934, as amended, shall include a reference to the comparable section, if any, of any such similar Federal statute.

                            EXHIBIT B TO SERIES B
                      PREFERRED STOCK PURCHASE AGREEMENT

     "Initiating Holder" is defined in Section 2.1.

     "Person" means an individual or a corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company or any other entity or organization, including a governmental or political subdivision or any agency or instrumentality thereof.

     "Registrable Securities" means (i) shares of Common Stock issued or issuable upon conversion of the Series B Preferred Stock and (ii) shares of Common Stock issued or issuable upon any stock split, stock dividend, recapitalization, or similar transaction relating to the Series B Preferred Stock; provided, that Registrable Securities shall not include any shares which
       --------
may be sold to the public pursuant to Rule 144 promulgated by the Commission under the Securities Act or pursuant to an effective registration statement under the Securities Act. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person holds a security exercisable for or convertible into such Registrable Securities, whether or not such exercise or conversion has actually been effected.

     "Registration Expenses" means all expenses incident to the Company's performance of or compliance with Section 2, including, without limitation, all registration, filing and NASD fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursement of counsel for the Company and of its independent public accountants, including the expenses of "cold comfort" letters required by or incident to such performance and compliance and any disbursement of underwriters customarily paid by issuers or sellers of securities.

     "Requesting Holder" is defined in Section 2.2.

     "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. References to a particular section of the Securities Act of 1933, as amended, shall include a reference to the comparable section, if any, of such similar Federal statute.

     "Selling Holder" is defined in Section 2.1.

     "Series B Preferred Stock" means the Series B Convertible Preferred Stock of the Company, no par value per share, issued and sold pursuant to the Stock Purchase Agreement.

     2.   Registration Under Securities Act.
          ---------------------------------

                            EXHIBIT B TO SERIES B
                      PREFERRED STOCK PURCHASE AGREEMENT

     2.1. Registration on Request. (a)  Request.  At any time on or after the
          -----------------------       -------
one year anniversary of the date hereof and upon the written request of one (1) or more holders (the "Initiating Holders") of Registrable Securities holding at least a majority of the Registrable Securities then held by the holders of Registrable Securities that the Company effect the registration under the Securities Act of all or part of such Initiating Holders' Registrable Securities, the Company will promptly give written notice of such requested registration to all registered holders of Registrable Securities, and thereupon the Company will use its best efforts to effect the registration under the Securities Act, including by means of a shelf registration pursuant to Rule 415 under the Securities Act if so requested in such request and if the Company is then eligible to use such a registration (a "Shelf Registration"), of

     (i) the Registrable Securities which the Company has been requested to register by such Initiating Holders, and

     (ii) all other Registrable Securities which the Company has been requested to register by the holders thereof (such holders together with the Initiating Holders are hereinafter referred to as the "Selling Holders") by written request given to the Company within fifteen (15) days after the giving of such written notice by the Company, all to the extent required to permit the disposition of the Registrable Securities to be registered; provided, however, the Company shall not be
                             --------  -------
required to file a registration statement under this Section 2.1 if (i) Registrable Securities with a market value of less than $750,000 (which market value shall be reasonably estimated in good faith by the Holders of Registrable Securities requested to be included in such registration) are to be included in such registration, (ii) any registration statement (other than on Form S-4 or S-8 or any successor or similar forms filed in connection with an exchange offer or any offering of securities solely to the Company's existing stockholders) covering securities to be sold by the Company has been filed and not withdrawn or has been declared effective within the preceding one hundred eighty (180) days, if the preceding registration was on Form S-3, or two hundred seventy
(270) days, if the preceding registration was on Form S-1 or S-2, or (iii) the Company shall furnish to the Selling Holders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors it would be materially detrimental to the Company or its stockholders for a registration statement to be filed at such time, in which event, with respect to (iii) above, the Company's obligation to use its best efforts to register, qualify or comply under this Section 2.1 shall be deferred for a period not to exceed one hundred and eighty (180) days, such right to delay a request not to be exercised by the Company more than once in any twelve-month period.

     (b) Registration Statement Form.  Registrations under this Section 2.1
         ---------------------------
shall be on such appropriate registration form of the Commission as shall be selected by the Company. The Company agrees to include in any such registration statement all

                            EXHIBIT B TO SERIES B
                      PREFERRED STOCK PURCHASE AGREEMENT
information which, in the opinion of counsel to the Company, is required to be included.

     (c) Expenses.  The Company will pay the Registration Expenses in connection
         --------
with any registration requested pursuant to this Section 2.1; provided, the
                                                              --------
Company shall not be required to pay the Registration Expenses of any registration proceeding begun pursuant to this Section 2.1, the request of which has been subsequently withdrawn by the Selling Holders, unless the holders of a majority of the Registrable Securities agree that such request will constitute a demand registration pursuant to Section 2.1.

     (d) Effective Registration Statement.  A registration requested pursuant to
         --------------------------------
this Section 2.1 shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective, (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the Selling Holders and has not promptly thereafter become effective, or (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of the Selling Holders.

     (e) Selection of Underwriters. The underwriter or underwriters of each
         -------------------------
underwritten offering of the Registrable Securities to be registered shall be selected by the Company.

     (f) Priority in Requested Registration. If the managing underwriter of any
         ----------------------------------
underwritten offering requested pursuant to Section 2.1(a) shall advise the Company that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering within a price range acceptable to the Selling Holders holding not less than a majority of the Registrable Securities requested to be included in such registration, the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, Registrable Securities requested to be included in such registration and other securities requested to be included in such registration pursuant to registration rights contained in agreements existing as of the date hereof and registration rights granted after the date hereof in accordance with Section 5 ("Pari Passu Rights"), pro rata among the Selling Holders and other holders
                       --------
requesting such registration according to the total number of Registrable Securities and other securities requested to be registered by each Selling Holder or other holder, as the case may be.

     (g) Limitations on Registration on Request.  Notwithstanding anything in
         --------------------------------------
this Section 2.1 to the contrary, in no event will the Company be required to effect, in the aggregate, without regard to the holder of Registrable Securities making such request, more than one (1) registration (a "Requested Offering") pursuant to this Section 2.1;

                            EXHIBIT B TO SERIES B
                      PREFERRED STOCK PURCHASE AGREEMENT
provided, however, in the event the Company exercises its pre-emptive right
--------  -------
pursuant to Section 2.2(h), any such registration shall not be treated as a Requested Offering for purposes of the limitations set forth in this Section 2.1(g).

     (h) Pre-emption.  The Company will have the right to pre-empt any Requested
         -----------
Offering pursuant to this Section 2.1 with a primary registration by delivering written notice of such intention to the Initiating Holders within five (5) business days after the Company has received a request for such Requested Offering; provided, however, such primary registration shall take effect no
          --------  -------
later than one hundred and eighty (180) days after such Requested Offering was requested. In the ensuing primary registration, the holders of Registrable Securities will have such piggyback rights as are set forth in Section 2.2.

     2.2. Incidental Registration.  (a)  Right to Include Registrable
          -----------------------        ----------------------------
Securities. If the Company at any time proposes to register any of its securities under the Securities Act by registration on Forms S-1, S-2 or S-3 or any successor or similar form(s), whether or not for sale or for its own account, it will each such time give prompt written notice to all registered holders of Registrable Securities of its intention to do so and of such holders' rights under this Section 2.2. Upon the written request of any such holder (a "Requesting Holder") made as promptly as practicable and in any event within fifteen (15) days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Requesting Holder), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Requesting Holders thereof; provided, however, that
                                                         --------  -------
if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Requesting Holder of Registrable Securities and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from any obligation of the Company to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any holder or holders of Registrable Securities entitled to do so to request that such registration be effected as a registration under Section 2.1, subject to Section 2.1(g), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this Section 2.2 shall relieve the Company of its obligation to effect any registration upon request under
Section 2.1. The Company will pay all Registration Expenses in connection with registration of Registrable Securities requested pursuant to this Section 2.2.

     (b) Priority in Incidental Registrations.  If the managing underwriter of
         ------------------------------------
any

                            EXHIBIT B TO SERIES B
                      PREFERRED STOCK PURCHASE AGREEMENT
underwritten offering pursuant to this Section 2.2 shall advise the Company of its belief that the number of Registrable Securities requested to be included in such registration would materially adversely affect such offering, then the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, first, all securities proposed by the Company to be sold for its own account in a primary offering or by the holder requesting such registration in a secondary offering, and second, such Registrable Securities and other securities with Pari Passu Rights requested to be included in such registration, such Registrable Securities and other securities to be included in such registration pro rata among the
                                                     --- ----
Requesting Holders and other holders according to the total number of Registrable Securities requested to be included in such registration by each such Requesting Holder or other holder, as the case may be, and third, all other securities requested to be included in such registration.

     (c)    Selection of Underwriters. If a registration pursuant to this
            -------------------------
Section 2.2 involves an underwritten offering, the underwriter or underwriters thereof shall be selected by the Company. Each Requesting Holder agrees that it will sell all of its Registrable Securities to be included in such registration to the underwriter or underwriters selected by the Company pursuant to this
Section 2.2(c) on the same terms and conditions as are applicable to the Company or other sellers of the same securities thereunder, and at the same price as any Registrable Securities to be sold by the Company or any such other sellers thereunder.

     2.3.   Registration Procedures.  If and whenever the Company is required to
            -----------------------
use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 2.1 and 2.2, the Company will as expeditiously as practicable:

     (i) prepare and file with the Commission the requisite registration statement to effect such registration and thereafter use its best efforts to cause such registration statement to become effective; provided, however, that
                                                       --------  -------
the Company may discontinue any registration of its securities which are not Registrable Securities (and, under the circumstances specified in Section 2.2(a), its securities which are Registrable Securities), at any time prior to the effective date of the registration statement relating thereto;

     (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement for such period as shall be required for the disposition of all of such Registrable Securities; provided, however, that, such period need not exceed six (6) months with respect
--------  -------
to any Shelf Registration and ninety (90) days with respect to any other registration statement;

                            EXHIBIT B TO SERIES B
                      PREFERRED STOCK PURCHASE AGREEMENT

     (iii) furnish to each seller of Registrable Securities covered by such registration statement, such number of conformed copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request;

     (iv) use its best efforts (A) to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such States of the United State of America where an exemption is not available as the sellers of Registrable Securities covered by such registration statement shall reasonably request, (B) to keep such registration or qualification in effect for so long as such registration statement remains in effect, and (C) to take any other action which may be reasonably necessary or advisable to enable such sellers to consummate the disposition in such jurisdictions of the securities to be sold by such sellers, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where it would not but for the requirements of this subdivision (iv) be obligated to be so qualified, to consent to general service of process in any such jurisdiction or subject itself to taxation in any such jurisdiction;

     (v) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other Federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Company to enable the sellers thereof to consummate the disposition of such Registrable Securities;

     (vi) furnish to each seller of Registrable Securities a signed counterpart, addressed to each such seller, of:

     (A)    an opinion of counsel for the Company, and

     (B) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included or incorporated by reference in such registration statement,

covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' comfort letter, with respect to events subsequent to the date of such financial statements as are customarily covered in opinions of issuer's counsel and in accountants' comfort letters delivered to the underwriters in underwritten public offerings of securities (and dated the dates such opinions and comfort letters are customarily dated);

                            EXHIBIT B TO SERIES B
                      PREFERRED STOCK PURCHASE AGREEMENT

     (vii) notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes a misstatement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and at the request of any such seller promptly prepare and furnish to it a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

     (viii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act (and Rule 158 thereunder), and promptly furnish to each such seller of Registrable Securities a copy of any amendment or supplement to such registration statement or prospectus;

     (ix) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration; and

     (x) use its best efforts to list all Registrable Securities covered by such registration statement on any national securities exchange (including the NASDAQ National Market) on which Registrable Securities covered by such registration statement are then listed.

The Company may require each seller of Registrable Securities as to which any registration is being affected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

     Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in subdivision (vii) of this
Section 2.3, such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (vii) of this
Section 2.3 and, if so directed by the Company, will deliver to the Company

                            EXHIBIT B TO SERIES B
                      PREFERRED STOCK PURCHASE AGREEMENT

(at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities at the time of receipt of such notice.

     2.4. Underwritten Offerings. (a)  Requested Offerings.  If requested by the
          ----------------------       -------------------
underwriters for any underwritten offering by holders of Registrable Securities pursuant to a registration requested under Section 2.1, the Company will use reasonable efforts to enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Company, the holders of not less than a majority of the Registrable Securities to be included in such registration and the underwriters and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of that type, including, without limitation, indemnities to the effect and to the extent provided in Section 2.5. The holders of the Registrable Securities proposed to be distributed by such underwriters will cooperate with the Company in the negotiation of the underwriting agreement. Such holders of Registrable Securities shall be parties to such underwriting agreement.

     (b) If the Company proposes to register any of its securities under the Securities Act as contemplated by Section 2.2 and such securities are to be distributed by or through one or more underwriters, subject to Section 2.2, the Company will, if requested by any Requesting Holder of Registrable Securities, use its best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such Requesting Holder among the securities of the Company to be distributed by such underwriters. The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters.

     (c) No Person may participate in any registration hereunder which is underwritten unless such Person (A) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (B) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

     2.5. Indemnification.  (a)  Indemnification by the Company.  In the event
          ---------------        ------------------------------
of any registration of any securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless, in the case of any registration statement filed pursuant to Section 2.1 or 2.2, each seller of any Registrable Securities covered by such registration statement, each such seller's stockholders, directors, officers, partners, agents and affiliates and each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint and several, to which such seller

                            EXHIBIT B TO SERIES B
                      PREFERRED STOCK PURCHASE AGREEMENT
or any such stockholder, director, officer, partner, agent or affiliate or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company will reimburse such seller and each such stockholder, director, officer, partner, agent or affiliate, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable in any such
            --------  -------
case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such seller or underwriter, as the case may be, specifically for use in the preparation thereof and provided further that the Company shall not be liable to
                        -------- -------
any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such stockholder, director, officer, partner, agent or affiliate or controlling person or underwriter and shall survive the transfer of such securities by such seller.

     (b) Indemnification by the Sellers.  As a condition to including any
         ------------------------------
Registrable Securities in any registration statement, the Company shall have received an undertaking reasonably satisfactory to it from the prospective seller of such Registrable Securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this
Section 2.5) the Company and each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement,

                             EXHIBIT B TO SERIES B
                      PREFERRED STOCK PURCHASE AGREEMENT
any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such seller.

     (c)  Notices of Claims, etc.  Promptly after receipt by an indemnified
          ----------------------
party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 2.5, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to
             --------  -------
give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 2.5, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. If any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent (which consent shall not be unreasonably withheld).

     (d) Contribution.  If the indemnification provided for in this Section 2.5
         ------------
shall for any reason be held by a court to be unavailable to an indemnified party under subdivision (a) or (b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under subdivision (a) or (b) hereof, the indemnified party and the indemnifying party under subdivision (a) or (b) hereof shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses as they are reasonably incurred in connection with investigating or defending the same), (i) in such proportion as is appropriate to reflect the relative fault of the Company and the prospective sellers of Registrable Securities covered by the registration statement which resulted in such loss, claims, damage or liability, or action in respect thereof, with respect to the statements or omissions which resulted in such loss, claims, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations or (ii) if the allocation provided by

                             EXHIBIT B TO SERIES B
                      PREFERRED STOCK PURCHASE AGREEMENT
clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company and such prospective sellers from the offering of the securities covered by such registration statement. No Person guilty of fraudulent misrepresentation (within the meaning of Section 1.1(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Such prospective sellers' obligations to contribute as provided in this subdivision (d) are several in such proportion as is appropriate to reflect the relative fault of each of the prospective sellers, as well as any other relevant equitable consideration, and not joint; provided,
                                                                   --------
however, that if such allocation is not permitted by applicable law, the
-------
prospective sellers' obligations to contribute shall be in proportion to the relative value of their respective Registrable Securities covered by such registration statement. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such Person's consent, which consent shall not be unreasonably withheld.

     (e)  Advances.  The indemnification and contribution required by this
          --------
Section 2.5 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, provided the indemnified party
                                                --------
agrees to repay such payments if it is ultimately determined that the indemnified party was not entitled to indemnification.

     2.6. Adjustments Affecting Registrable Securities.  The Company will not
          --------------------------------------------
effect or permit to occur any combination or subdivision of Registrable Securities which would materially adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in any registration of its securities contemplated by this Section 2 or the marketability of such Registrable Securities under any such registration.

     2.7. Conversion of Series B Preferred Stock.  The Series B Preferred Stock
          --------------------------------------
must be converted into Common Stock prior to the sale of such Common Stock pursuant to a registration under this Agreement.

     3.   Holdback Agreements.  Each holder of Registrable Securities agrees not
          -------------------
to effect any public sale of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a sale to the public pursuant to Rule 144 of the Commission, during the period commencing fifteen (15) days prior to and ending ninety (90) days after the effective date of any underwritten registration of the Company's securities (except as part of such underwritten registration), if and to the extent requested by the underwriter or underwriters managing the registered public offering, unless such underwriter or underwriters otherwise agree.

                             EXHIBIT B TO SERIES B
                      PREFERRED STOCK PURCHASE AGREEMENT

     4.   Restrictions on Dispositions.  In connection with the disposition of
          ----------------------------
the Registrable Securities under a registration statement pursuant to this Agreement, in order for any holder of Registrable Securities to dispose of Registrable Securities pursuant to a prospectus that is a part of such registration statement (other than an underwritten offering), such holder must give the Company written notice of its intention to sell any of the Registrable Securities at least two (2), but not more than twenty (20), business days prior to the date of the proposed sale(s), which notice shall include the number of shares proposed to be disposed, and the time period during which the shares may be disposed (the "Sale Period"), and the holder agrees that, during the Sale Period, it shall not deliver any prospectus that is a part of such registration statement in connection with any disposition of the Registrable Securities during any period of time when, but only so long as, the Company, after receipt of the notice set forth above, notifies such holder that the Company is in possession of material non-public information that would be required to be disclosed in the registration statement (or any amendment, or post-effective amendment thereto); provided that the Company shall advise such holder in
                    --------
writing as soon as any such delay is no longer applicable.

     5.   Limitations.  From and after the date of this Agreement, the Company
          -----------
shall not, without the prior consent of the Board of Directors of the Company, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are more favorable than the registration rights granted hereunder.

     6.   Transfer or Assignment of Registration Rights.  The rights to cause
          ---------------------------------------------
the Company to register securities granted to a holder of Registrable Securities by the Company in this Agreement may be transferred or assigned by such a holder in connection with the transfer of the Registrable Securities; provided, the
                                                               --------
Company is given written notice at the time of or within a reasonable time after said transfer or assignment, stating the name and address of the transferee or assignee and identifying the Series B Preferred Stock with respect to which such registration rights are being transferred or assigned, and, provided further,
                                                            -------- -------
that the transferee or assignee of such rights assumes in writing the obligations of such holder under this Agreement.

     7.   Amendment and Waivers.  This Agreement may be amended with the consent
          ---------------------
of the Company and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holders of a majority of the Registrable Securities. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 7, whether or not such Registrable Securities shall have been marked to indicate such consent.

                             EXHIBIT B TO SERIES B
                      PREFERRED STOCK PURCHASE AGREEMENT

     8.   Nominees for Beneficial Owners.  In the event that any Registrable
          ------------------------------
Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election in writing delivered to the Company, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

     9.   Notices.  All communications provided for hereunder shall be sent via
          -------
overnight courier, shall be deemed to be received two (2) days after being sent, or, if earlier, the date of actual receipt, and shall be addressed as follows:

     (a) if to the Purchasers, addressed to the Purchasers in the manner set forth in the Stock Purchase Agreement, or at such other address as any Purchaser shall have furnished to the Company in writing;

     (b) if to any other holder of Registrable Securities, at the address that such holder shall have furnished to the Company in writing, or, until any such other holder so furnishes to the Company an address, then to and at the address of the last holder of such Registrable Securities who has furnished an address to the Company; or

     (c) if to the Company, addressed to it in the manner set forth in the Stock Purchase Agreement, or at such other address as the Company shall have furnished to each holder of Registrable Securities at the time outstanding.

     10. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and, with respect to the Company, its respective successors and assigns.

     (b) For purposes of this Agreement, all references to a percentage of the Registrable Securities shall be calculated based upon the number of shares of Registrable Securities outstanding at the time such calculation is made.

     11.  Descriptive Headings.  The descriptive headings of the several
          --------------------
sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

     12.  GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN
          -------------
ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF ILLINOIS.

                             EXHIBIT B TO SERIES B
                      PREFERRED STOCK PURCHASE AGREEMENT

     13.  Severability.  If any term or other provision of this Agreement is
          ------------
invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.

     14.  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
                           SIGNATURE PAGE FOLLOWS.]

                             EXHIBIT B TO SERIES B
                      PREFERRED STOCK PURCHASE AGREEMENT

     The parties have executed this Agreement as of the date first above written.

                              JG INDUSTRIES, INC.

                              By:    _______________________________________
                              Name:  _______________________________________
                              Title: _______________________________________



                              ______________________________________________
                                          William Hellman



                              ______________________________________________
                                          Philip Rootberg



                              ______________________________________________
                                          Sheldon Harris


               [Signature Page to Registration Rights Agreement]

                                  SCHEDULE 1
                                  ----------

                       Names and Addresses of Purchasers
                       ---------------------------------

William Hellman
JG Industries, Inc.
5630 West Belmont Avenue
Chicago, Illinois 60634

Philip Rootberg
Philip Rootberg & Company, LLP
250 South Wacker Drive
Suite 800
Chicago, Illinois 60606-5891

Sheldon Harris
JG Industries, Inc.
5630 West Belmont Avenue
Chicago, Illinois 60634


                             EXHIBIT B TO SERIES B
                      PREFERRED STOCK PURCHASE AGREEMENT

                                                                       EXHIBIT B
                                                              TO PROXY STATEMENT



                            STOCK PURCHASE AGREEMENT


     This STOCK PURCHASE AGREEMENT (this "Agreement") is made and entered into as of November ____, 1996 by and between JG Industries, Inc. an Illinois corporation (the "Company"), and Jupiter Industries, Inc., a Tennessee corporation ("Jupiter").

                                    RECITALS

     A. Jupiter owns (i) 445 shares of Series A 9% Cumulative Preferred Stock of the Company, no par value per share (the "Series A Preferred Stock"), and
(ii) 3,879,773 shares of Common Stock of the Company, no par value per share (the "Common Stock").

     B. Jupiter desires to sell to the Company, and the Company desires to purchase from Jupiter, all of the Series A Preferred Stock and Common Stock owned by it, on the terms hereinafter set forth.

                                   AGREEMENTS

     In consideration of the mutual representations, warranties and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.0  PURCHASE AND SALE OF THE JUPITER PREFERRED SHARES AND JUPITER COMMON SHARES

     1.1 PURCHASE AND SALE. Jupiter agrees to sell, transfer, assign and deliver to the Company at the Closing (as defined below), and the Company agrees to purchase and accept from Jupiter, subject to the satisfaction of the conditions and on the terms set forth in this Agreement and for the consideration set forth in Section 1.2 below, 445 shares of Series A Preferred Stock (the "Jupiter Preferred Shares") and 3,879,773 shares of Common Stock (the "Jupiter Common Shares"). The Jupiter Preferred Shares and the Jupiter Common Shares may from time to time hereafter be referred to collectively as the "Jupiter Shares". References in this Agreement to numbers of shares of Common Stock and Jupiter Common Shares shall refer to such number of shares prior to the effectiveness of a 1-for-3 reverse stock split of the Company's Common Stock to be consummated by the Company on or about December 13, 1996.



                         EXHIBIT B TO PROXY STATEMENT

     1.2 PURCHASE PRICE. (a) As the consideration for the Jupiter Preferred Shares, the Company agrees to pay to or for the account of Jupiter at the Closing an amount in cash equal to $3,183,000.00.

          (b) As the consideration for the Jupiter Common Shares, the Company agrees to (i) pay to or for the account of Jupiter at the Closing an amount in cash equal to $581,965.95 and (ii) deliver to Jupiter a secured promissory note of the Company, in the form of EXHIBIT A hereto (the "Note"), in the original principal amount of $1,745,897.85, payable in three equal annual installments of $581,965.95 on each the first three anniversaries of the Closing. The Note shall bear interest at a rate of 6% per annum, payable annually.

2.0  CLOSING

     2.1 THE CLOSING. The closing of the purchase and sale of the Jupiter Shares (the "Closing") shall take place at the law offices of Hopkins & Sutter, Suite 4100, Three First National Plaza, Chicago, Illinois 60602, at 10:00 a.m., Chicago time, on the first business day after the 1996 Annual Meeting of Shareholders of the Company, scheduled to be held on or about December 12, 1996, or at such other time or place as the parties may mutually agree.

     2.2 JUPITER CLOSING DOCUMENTS. At the Closing, Jupiter will deliver to the Company the following:

     (a) Stock certificates evidencing the Jupiter Preferred Shares, accompanied by one or more stock powers duly executed in blank;

     (b) Stock certificates evidencing the Jupiter Common Shares, accompanied by one or more stock powers duly executed in blank;

     (c) Resolutions of the Board of Directors and, as necessary, the stockholders of Jupiter authorizing the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, certified as of the date of the Closing by its secretary or assistant secretary; and

     (d) Such other documents as the Company shall reasonably request in connection with the consummation of the transactions contemplated hereby.

     2.3 COMPANY CLOSING DOCUMENTS. At the Closing, the Company will deliver to Jupiter the following:


                         EXHIBIT B TO PROXY STATEMENT

     (a) An amount equal to the sum of (i) $3,183,000.00 (representing payment for the Jupiter Preferred Shares) and (ii) $581,965.95 (representing the cash portion of the payment for the Jupiter Common Shares), by wire transfer of immediately available funds to an account designated in writing by Jupiter prior to the Closing or by certified or bank cashier's check;

     (b)  The Note, duly executed by an officer of the Company;

     (c) Resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance of this Agreement and the Note and the consummation of the transactions contemplated hereby and thereby, certified as of the date of the Closing by its secretary or assistant secretary; and

     (d) Such other documents as Jupiter shall reasonably request in connection with the consummation of the transactions contemplated hereby.

3.0  CONDITIONS TO CLOSING BY THE COMPANY

     The obligation of the Company to purchase the Jupiter Shares at the Closing is subject to the fulfillment to its satisfaction of the following conditions:

     3.1 REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties made by Jupiter in Section 5 of this Agreement shall be true and correct when made and shall be true and correct as of the Closing as if made at the Closing, except where the failure to be true and correct would not have a material adverse effect on (a) Jupiter's ability to consummate the transactions contemplated hereby, (b) the Company's ownership of the Jupiter Shares after the Closing or its rights with respect to the Jupiter Shares or (c) the Company's rights under this Agreement.

     3.2 STOCKHOLDER APPROVAL. Prior to the Closing, the purchase by the Company of the Jupiter Shares and the consummation of the Preferred Stock Financing (as hereinafter defined) shall have been approved by (a) a majority of the combined voting power of the then outstanding voting shares held by all stockholders of the Company and (b) a majority of the combined voting power of the then outstanding voting shares held by the Disinterested Stockholders. For purposes of this Agreement, "Disinterested Stockholders" shall mean all of the stockholders of the Company except Jupiter, William Hellman, Philip Rootberg, Sheldon Harris, Ed Ross and each of their affiliates.

     3.3 CONSUMMATION OF SALE OF SERIES B PREFERRED STOCK. Prior to or simultaneously with to the Closing, the Company shall have consummated the sale of


                         EXHIBIT B TO PROXY STATEMENT

1,500 shares of Series B Convertible Preferred Stock of the Company, no par value per share, for an aggregate purchase price of $1,500,000 (the "Preferred Stock Financing").

     3.4 CONSENTS. At or prior to the Closing, the Company shall have received in writing all consents required of third parties for the consummation of the transactions contemplated hereby pursuant to any law, contract, agreement or instrument by which the Company is bound or to which it is subject, as set forth on SCHEDULE 3.4 hereto.

     3.5 WAIVER OF ACCRUED DIVIDENDS. Prior to the Closing, Jupiter shall have waived payment by the Company of all accrued and unpaid dividends on the Jupiter Preferred Shares, subject to the consummation of the transactions contemplated hereby.

     3.6 PAYMENT OF OUTSTANDING AMOUNTS. At the Closing, Jupiter shall have paid to the Company all amounts owed to the Company by Jupiter as of the Closing, which amount is, and as of the Closing will be, $1,264,858. At the election of Jupiter, the payment of such amount may be offset against the total amount to be paid in cash by the Company at the Closing.

     3.7 MUTUAL GENERAL RELEASE. At or prior to the Closing, Jupiter shall have executed and delivered to the Company the Mutual General Release (the "Mutual General Release"), in the form attached hereto as EXHIBIT B, pursuant to which Jupiter shall release all claims and actions of Jupiter against the Company and its officers and directors arising out of any and all events occurring prior to the date of the Closing.

     3.8 DELIVERY OF JUPITER CLOSING DOCUMENTS. At or prior to the Closing, Jupiter shall have delivered to the Company all of the documents required to be delivered by Jupiter pursuant to Section 2.2.

4.0  CONDITIONS TO CLOSING BY JUPITER

     4.1 REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties made by the Company in Section 6 of this Agreement shall be true and correct when made and shall be true and correct as of the Closing as if made at the Closing, except where the failure to be true and correct would not have a material adverse effect on (a) the Company's ability to consummate the transactions contemplated hereby or (b) Jupiter's rights under this Agreement or the Note.

     4.2 CONSENTS. At or prior to the Closing, Jupiter shall have received in writing all consents required of third parties for the consummation of the transactions contemplated hereby pursuant to any law, contract, agreement or instrument by which Jupiter is bound or to which it is subject, as set forth on
SCHEDULE 4.2 HERETO.


                         EXHIBIT B TO PROXY STATEMENT

     4.3 AMENDMENT OF CERTIFICATE OF DESIGNATION. Prior to the Closing, the Certificate of the Voting Powers, Designations, Preferences and Relative, Participating, Optional or Other Rights with respect to the Series A Preferred Stock (the "Certificate of Designation") shall have been amended by inserting a period after the word "thereof" in the seventh line of the last paragraph of
Section 6(c) thereof and deleting the balance of such paragraph.

     4.4 DELIVERY OF COMPANY CLOSING DOCUMENTS. At or prior to the Closing, the Company shall have delivered to Jupiter all of the documents required to be delivered by the Company pursuant to Section 2.3.

     4.5 STOCKHOLDER APPROVAL. Prior to the Closing, the purchase by the Company of the Jupiter Shares shall have been approved by (a) a majority of the combined voting power of the then outstanding voting shares held by all stockholders of the Company and (b) a majority of the combined voting power of the then outstanding voting shares held by the Disinterested Stockholders.

     4.6 MUTUAL GENERAL RELEASE. At or prior to the Closing, the Company shall have executed and delivered to Jupiter the Mutual General Release, pursuant to which the Company shall release all claims and actions of the Company against Jupiter and its officers and directors arising out of any and all events occurring prior to the date of the Closing.

5.0  REPRESENTATIONS AND WARRANTIES OF JUPITER

     In order to induce the Company to enter into this Agreement and to consummate the transactions contemplated hereby, Jupiter hereby represents and warrants to the Company as follows:

     5.1 ORGANIZATION, POWER AND AUTHORITY OF JUPITER. Jupiter is a corporation duly organized, validly existing and in good standing under the laws of the State of Tennessee, with full corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.

     5.2 DUE AUTHORIZATION; BINDING OBLIGATION. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action of Jupiter. This Agreement has been duly executed and delivered by Jupiter and is a valid and binding obligation of Jupiter, enforceable against Jupiter in accordance with its terms. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will: (i) conflict with or violate any provision of the certificate of incorporation or bylaws of Jupiter, or of any decree or order of any court or administrative or other governmental body which is either applicable to, binding upon or enforceable against Jupiter, (ii) result in any breach or default under any mortgage,


                         EXHIBIT B TO PROXY STATEMENT
contract, agreement, indenture, trust or other instrument which is either binding upon or enforceable against Jupiter or any of its assets, which breach or default would have a material adverse effect on (a) Jupiter's ability to consummate the transactions contemplated hereby, (b) the Company's ownership of the Jupiter Shares after the Closing or its rights with respect to the Jupiter Shares or (c) the Company's rights under this Agreement or (iii) violate any law, judgment, order, writ, injunction, decree, statute, rule or regulation of any court, administrative agency, bureau, board, commission, office, authority, department or other governmental entity applicable to Jupiter or any of its assets, which violation would have a material adverse effect on (a) Jupiter's ability to consummate the transactions contemplated hereby, (b) the Company's ownership of the Jupiter Shares after the Closing or its rights with respect to the Jupiter Shares or (c) the Company's rights under this Agreement.

     5.3 STATUS AND EFFECT OF DELIVERY OF JUPITER SHARES. Jupiter is the lawful owner of all of the Jupiter Shares and has valid and marketable title thereto, free and clear of all liens, pledges, encumbrances and claims of every kind. There are no outstanding warrants, options or rights of any kind to acquire from Jupiter any of the Jupiter Shares or any portion thereof, there are no restrictions on the transfer of any of the Jupiter Shares (other than those arising from federal and state securities laws), and there are no agreements relating to the transfer or voting of any of the Jupiter Shares. Delivery of the Jupiter Shares to the Company in accordance with the terms of this Agreement will vest title to all of the Jupiter Shares in the Company, free and clear of all liens, pledges, encumbrances and claims of every kind.

6.0  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     In order to induce Jupiter to enter into this Agreement and to consummate the transactions contemplated hereunder, the Company hereby represents and warrants to Jupiter as follows:

     6.1 ORGANIZATION, POWER AND AUTHORITY OF THE COMPANY. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois, with full corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.

     6.2 DUE AUTHORIZATION; BINDING OBLIGATION. The execution, delivery and performance of this Agreement and the Note and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action of the Company, other than the approval of its shareholders. This Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. Upon execution and delivery thereof, the Note will constitute the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. Neither the execution and delivery of this Agreement or the Note, nor


                         EXHIBIT B TO PROXY STATEMENT
the consummation of the transactions contemplated hereby or thereby, will: (i) conflict with or violate any provisions of the articles of incorporation or bylaws of the Company or any decree or order of any court or administrative or other governmental body which is either applicable to, binding upon or enforceable against the Company, (ii) result in any breach of or default under any mortgage, contract, agreement, indenture, trust or other instrument which is either binding upon or enforceable against the Company or any of its assets, which breach or default would have a material adverse effect on (a) the Company's ability to consummate the transactions contemplated hereby, or (b) Jupiter's rights under this Agreement or the Note or (iii) violate any law, judgment, order, writ, injunction, decree, statute, rule or regulation of any court, administrative agency, bureau, board, commission, office, authority, department or other governmental entity applicable to the Company or its assets, which violation would have a material adverse effect on (a) the Company's ability to consummate the transactions contemplated hereby, or (b) Jupiter's rights under this Agreement or the Note.

7.0  COVENANTS OF JUPITER AND THE COMPANY.

     Jupiter agrees to vote all of the voting securities of the Company owned by it to approve the Preferred Stock Financing and the purchase of the Jupiter Shares pursuant to this Agreement and the transactions effected in connection therewith at any meeting of the stockholders of the Company at which any such vote is taken and to take all other actions necessary to carry out the transactions contemplated hereby. The Company agrees to seek the approval of its stockholders and to take all other actions necessary to consummate the transactions contemplated hereby.

8.0  RESCISSION OF PURCHASE AND SALE.

     If (i) a voluntary or involuntary petition is filed with respect to the Company under Title 11 of the United States Code, 11 U.S.C. (S)(S)101 et seq.
                                                                      -- ---
(the "Bankruptcy Code") at any time prior to the first anniversary of the Closing and (ii) a proceeding is commenced to require Jupiter to return all or any portion of the purchase price of the Jupiter Shares, or all or any portion of payments made to Jupiter under the Note, to the Company under Sections 544, 547, 548 or any other section of the Bankruptcy Code, Jupiter may elect to rescind the purchase and sale of the Jupiter Shares under this Agreement by delivering notice of such election to the Company within thirty days of the commencement of such proceeding (the "Rescission Notice"). Within ten business days of the giving of the Rescission Notice, Jupiter shall deliver to the Company all payments received by Jupiter as the purchase price of the Jupiter Shares or as payments on the Note and deliver to the Company the Note for cancellation and, upon receipt thereof, the Company shall reissue the Jupiter Shares to Jupiter; provided, however, that if at any time after the repurchase
                   --------  -------
of the Jupiter Shares but prior to the time the Company receives the Rescission Notice, the Common Stock is subdivided into a greater number of shares (by stock dividend, stock split or otherwise) or combined


                         EXHIBIT B TO PROXY STATEMENT
into a lesser number of shares (by reverse stock split or otherwise, including, but not limited to, the 1-for-3 reverse stock split of the Company's Common Stock to be effected by the Company on or about December 13, 1996), the Common Stock included in the Jupiter Shares shall be subdivided or combined, as the case may be. The Company shall take all actions necessary to carry out its obligations hereunder.

9.0  CONVERSION OF NOTE.

     9.1 RIGHT OF CONVERSION. Upon the occurrence of and during the continuation of an Event of Default (as defined in the Note), Jupiter shall have the right, but not the obligation, to convert the entire outstanding principal amount of the Note and all accrued and unpaid interest thereon into shares of Common Stock at a conversion price per share of Common Stock equal to the Conversion Price. The "Conversion Price" means the Market Price per share of Common Stock on the date on which Jupiter gives the notice required under
Section 9.2 hereof; provided, however, that the Conversion Price shall not be
                    --------  -------
less than $.10. The "Market Price" per share of the Common Stock means the average of the closing prices of sales of Common Stock on all securities exchanges on which the Common Stock may at the time be listed, or, if there has been no sale on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day the Common Stock is not so listed, the average of the closing prices quoted in The Nasdaq Market as of 4:00 p.m., New York time, or, if on any day the Common Stock is not quoted in The Nasdaq Market, the average of the highest bid and the lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of five days consisting of the day as of which "Market Price" is being determined and the four (4) consecutive business days prior to such day, or if at any time the Common Stock is not listed on any securities exchange or quoted in The Nasdaq Market or the over-the-counter market, the "Market Price" will be the fair value thereof reasonably determined in reasonable good faith by the Board of Directors of the Company. The number of shares of Common Stock issuable upon conversion of the Note shall be the quotient of the outstanding principal amount of the Note and all accrued and unpaid interest thereon divided by the Conversion Price. Unless and until Jupiter elects to convert the Note pursuant to this
Section 9.1, the right of conversion provided for in this section shall not limit any other remedies otherwise available to Jupiter under this Agreement or the Note.

     9.2 METHOD OF CONVERSION. The Note may be converted, in whole but not in part, at any time after it becomes convertible pursuant to Section 9.1 by the surrender of the Note to the Company (with the Form of Election to Convert in the form of EXHIBIT C duly executed) at the principal office of the Company. Any conversion pursuant to this Agreement will be deemed to have been effected as of the close of business on the date on which the Note is surrendered at the principal office of the Company. At such time as such conversion has been effected, the rights of Jupiter as


                         EXHIBIT B TO PROXY STATEMENT
the holder of the Note will cease and the Company will be deemed to have become the holder of record of the shares of Common Stock to be issued on such conversion. As soon as possible after a conversion has been effected, the Company will deliver to Jupiter a certificate representing the number of shares of Common Stock issuable by reason of such conversion in the name of Jupiter.

     9.3 RESERVATION OF COMMON STOCK. The Company covenants and agrees that, until the principal amount of the Note, and all accrued interest thereon, has been paid in full, the Company will at all times have authorized, and in reserve, a sufficient number of shares of Common Stock to provide for the conversion of the Note or the reissuance of the Jupiter Shares as set forth in
Section 8.0 hereof.

     9.4 FULLY PAID STOCK. The Company covenants and agrees that the shares of stock represented by each and every certificate for its Common Stock to be delivered on the exercise of the conversion rights or reissuance rights herein provided for will, at the time of such delivery, be validly issued and outstanding and be fully paid and non-assessable, and free from all taxes, liens, charges and security interests with respect to the issuance thereof.

     9.5 NO RIGHTS AS SHAREHOLDER. The Note does not confer upon Jupiter any right to vote or to consent or to receive notice as a shareholder of the Company as such in respect of any matters whatsoever, or any other rights or liabilities as a shareholder, prior to the exercise of the conversion rights or reissuance rights with respect thereto as hereinbefore provided.

10.0 MISCELLANEOUS

     10.1 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS. The respective representations, warranties, covenants and agreements of the parties hereto shall survive the consummation of the transactions contemplated hereby.

     10.2 AMENDMENT AND MODIFICATION. The parties hereto may amend, modify and supplement this Agreement in such manner as may be agreed upon by them in writing.

     10.3 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     10.4 ENTIRE AGREEMENT. This instrument and the exhibits attached hereto contain the entire agreement of the parties hereto with respect to the purchase and sale of the Jupiter Shares and supersede all prior understandings and agreements of the parties with respect to the subject matter hereof.


                         EXHIBIT B TO PROXY STATEMENT

     10.5 HEADINGS. The descriptive headings in this Agreement are inserted for convenience only and do no constitute a part of this Agreement.

     10.6 EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.

     10.7 EXPENSES. Each of the parties to this Agreement shall pay all of the expenses incurred by it in connection with this Agreement, including without limitation, its respective legal and accounting fees.

     10.8 NOTICES. Any notice, request, information or other document to be given hereunder to any of the parties by any other party shall be in writing and delivered personally or sent by overnight courier service or sent registered or certified mail, postage prepaid, as follows:

          If to Jupiter, addressed to:

               Jupiter Industries, Inc.
               919 North Michigan Avenue
               Suite 550
               Chicago, Illinois 60611

          with a copy to:

               James E. Dahl & Associates
               225 West Washington Street
               Suite 1125
               Chicago, Illinois  60606
               Attention:  James E. Dahl

          and

               Schiff, Hardin & Waite
               7200 Sears Tower
               Chicago, Illinois  60606
               Attention:  Scott Bieber


                         EXHIBIT B TO PROXY STATEMENT

          If to the Company, addressed to:

               JG Industries, Inc.
               5630 West Belmont
               Chicago, Illinois  60634
               Attention:   President

          with a copy to:

               Hopkins & Sutter
               Three First National Plaza
               Suite 4100
               Chicago, Illinois  60602
               Attention:  Stanford J. Goldblatt

Any party may change the address to which notices hereunder are to be sent to it by giving written notice of such change of address in the manner herein provided for giving notice. Any notice delivered personally shall be deemed to have been given on the day it is so delivered, and any notice delivered by the other means referred to above shall be deemed to have been given on the date it is received.

     10.9 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois applicable to contracts made and to be performed therein.


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
                           SIGNATURE PAGE FOLLOWS.]


                         EXHIBIT B TO PROXY STATEMENT

     The parties hereto have caused this Stock Purchase Agreement to be duly executed as of the day and year first set forth above.


                                    JG INDUSTRIES, INC.



                                    By:_____________________________________
                                    Its:____________________________________


                                    JUPITER INDUSTRIES, INC.



                                    By:_____________________________________
                                    Its:____________________________________


                         EXHIBIT B TO PROXY STATEMENT

                                                                    EXHIBIT A TO
                                                      JUPITER PURCHASE AGREEMENT



                                PROMISSORY NOTE


$1,745,897.85                                       _____________, 1996


     FOR VALUE RECEIVED, the undersigned, JG INDUSTRIES, INC., an Illinois corporation ("Maker"), hereby promises to pay to the order of Jupiter Industries, Inc., a Tennessee corporation ("Holder"), in accordance with the terms set forth herein, the principal sum of ONE MILLION SEVEN HUNDRED FORTY-FIVE THOUSAND EIGHT HUNDRED NINETY-SEVEN and 85/100 Dollars ($1,745,897.85), and interest on the unpaid principal balance hereof at a rate of six percent (6%) per annum from the date hereof through the date on which the outstanding principal sum of this Note is paid in full. Interest shall be calculated on the basis of a 365-day year and charged for the actual number of days elapsed, and shall be payable annually on __________________ of each year, commencing _________________, 1997, until the principal sum hereof is paid in full. The principal sum of this Note shall be payable in three annual installments of $581,965.95 on ________________ in each year, commencing ___________________,
1997. The entire outstanding principal balance hereof, and all accrued but unpaid interest hereon, shall be due and payable in full on _______________, 1999 (or on such earlier date as this Note shall become due as hereinafter provided).

     All payments hereunder shall be made at ____________________________, or at such other place or places as the holder hereof may designate from time to time in writing, in such coin or currency of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment.

     Payments made hereunder shall be applied first to the payment of accrued interest and then to the payment of principal. This Note may be prepaid, in whole or in part, from time to time, without premium or penalty.

     The occurrence of any one of the following events shall constitute a default by Maker (an "Event of Default") under this Note: (a) the failure of Maker to pay any of its liabilities to Holder under this Note when due and payable and such failure continues for at least 20 days after such liabilities become due and payable; (b) the failure of Maker to perform or observe any covenant of Maker contained in this Note or the Purchase Agreement (as hereinafter defined) and such failure continues for at least 30 days after notice of such failure is given to Maker; (c) Maker admits in writing its inability to pay its debts as they mature or is adjudicated as bankrupt or insolvent; (d)

                                 EXHIBIT A TO
                          JUPITER PURCHASE AGREEMENT

Maker or any of its material subsidiaries pursuant to or within the meaning of bankruptcy law (i) commences a voluntary case, (ii) consents to the entry of an order for relief against it in an involuntary case, (iii) consents to the appointment of a trustee or receiver of it or for all or substantially all of its property, or (iv) makes a general assignment for the benefit of its creditors; (e) a court of competent jurisdiction enters an order or decree under any bankruptcy law that (i) is for relief against Maker or any of its material subsidiaries in an involuntary case, (ii) appoints a trustee or receiver of Maker or any of its material subsidiaries or for all or substantially all of the property of Maker or any of its material subsidiaries, or (iii) orders the liquidation of Maker or any of its material subsidiaries, and the order or decree remains unstayed and in effect for 30 consecutive days; or (f) a default occurs under any mortgage, indenture or instrument under which there may be secured or evidenced any debt for money borrowed by Maker or any of its material subsidiaries, which default is (i) caused by a failure to pay principal or interest on such debt or (ii) results in the acceleration of such debt prior to its express maturity and, in each case, the principal amount of any such debt aggregates $200,000 or more.

     Upon an Event of Default, at the option of the Holder, the entire unpaid balance of the principal sum of this Note and all accrued but unpaid interest hereon shall, upon notice to the Maker, become immediately due and payable. All sums due and payable hereunder after an Event of Default, whether by acceleration or otherwise, shall bear interest at a rate equal to nine percent (9%) per annum computed on the basis of a 365-day year for actual days elapsed, until such Event of Default is cured.

     Under certain circumstances provided in the Stock Purchase Agreement, at the option of the Holder, the outstanding principal amount hereof, and all accrued but unpaid interest hereon, shall be converted into shares of Common Stock of Maker, without par value (the "Common Stock"), in accordance with the terms of Section 9.0 of that certain Stock Purchase Agreement dated ___________, 1996 between Maker and Holder (the "Purchase Agreement").

     Holder, by acceptance of this Note, agrees that this Note shall be expressly subordinated to obligations of Maker under any lease of equipment or under any loan agreement with each and every bank, institutional lender or institutional lessor from which Maker leases equipment or borrows funds to purchase equipment or for other general corporate purposes (all of such obligations being hereinafter referred to as "Senior Debt"). Holder further agrees that it will execute and deliver, upon demand of Maker, an appropriate completed form of subordination agreement on the standard form of any bank, institutional lender or institutional lessor lending funds or leasing equipment to Maker subordinating payment and other enforcement of this Note to Senior Debt.


                                 EXHIBIT A TO
                          JUPITER PURCHASE AGREEMENT

     This Note shall be payable in full upon the consummation of a Sale of Maker. For purposes of this Note, "Sale of Maker" means (i) a merger or consolidation of Maker with an entity pursuant to which, after giving effect thereto, capital stock of the surviving or resulting entity possessing a majority of the voting power (under ordinary circumstances) to elect members of the board of directors of such surviving or resulting entity (ignoring, for purposes hereof, any voting trust, proxies, voting agreements or similar arrangements to which the capital stock or holders thereof may be subject) is owned by persons not owning Common Stock as of the date of the closing of such merger or consolidation (the "Sale Closing Date"), (ii) the acquisition by a person or entity (other than the Holder) of more than 50% of the Common Stock or
(iii) any sale or transfer or series of related sales or transfers (other than to one or more wholly-owned subsidiaries and other than sales of inventory in the ordinary course of business) of all or substantially all of the assets of Maker on a consolidated basis.

     Without the prior approval of the holders of a majority of the outstanding principal amount of this Note, Maker shall not:

     (a) directly or indirectly declare or pay any dividends or any other distribution of any nature (whether in cash, securities, property or otherwise, other than dividends or other distributions payable solely in Common Stock) on the Common Stock;

     (b) directly or indirectly redeem, purchase or otherwise acquire any of the Common Stock; provided, however, that shares of Common Stock may
                            --------  -------
          be redeemed, purchased or otherwise acquired by Maker for the same per share consideration as set forth in the Purchase Agreement;

     (c) make, or permit any of its subsidiaries to make, any loans or advances to, or guarantees for the benefit of, any person or entity, other than to direct and indirect subsidiaries of Maker or employees of Maker or such subsidiaries; or

     (d) enter into, or permit any of its subsidiaries to enter into, any transaction with any of its Affiliates, except for (i) transactions entered into on an arms'-length basis and (ii) customary employment arrangements consistent with the past practices of Maker. For purposes of this subparagraph (d), "Affiliate" as applied to any person or entity means any other person or entity, directly or indirectly, controlling, controlled by, or under common control with, that person or entity, including, but not limited to, directors, executive officers and 10% shareholders of such entity.


                                 EXHIBIT A TO
                          JUPITER PURCHASE AGREEMENT

     To the extent permitted under applicable law and except as expressly provided otherwise herein, Maker, for itself and its legal representatives, successors and assigns, waives presentment for payment, demand, notice of non-payment, notice of dishonor, protest of any dishonor, notice of protest, and protest of this Note and all other notices whatsoever in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note, and waives any other defense, counterclaim or right of offset it may have with respect to its obligations under this Note.

     Whenever possible, each provision of this Note shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under such law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions of this Note.

     This Note shall be binding upon Maker and its successors and assigns. This Note shall be governed and controlled as to validity, enforcement, interpretation, construction, effect and in all other respects, by the statutes, laws and decisions of the State of Illinois.

     IN WITNESS WHEREOF, this Note has been duly executed by Maker as of the date first set forth above.

                                         JG INDUSTRIES, INC.


                                         By:_________________________
                                         Its:________________________


                                 EXHIBIT A TO
                          JUPITER PURCHASE AGREEMENT

                                                                       EXHIBIT C
                                                              TO PROXY STATEMENT


                             ARTICLES OF AMENDMENT
             TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                              JG INDUSTRIES, INC.

                      (Amendment for Reverse Stock Split)

     RESOLVED: That the following paragraph (2A) be added in its entirety between paragraph (2) and paragraph (3) of Article 5 of the Amended and Restated Articles of Incorporation of the Corporation:

          (2A) As of 5:00 p.m., Chicago time, on ________________, 1996 [date of filing the Articles of Amendment] (the "Reverse Split Date"), each outstanding share of Common Stock shall be reclassified and changed into one-third of one share of Common Stock having the terms specified in this Article 5 (the "1996 Reverse Stock Split"). Each outstanding stock certificate which immediately prior to the Reverse Split Date represented a number of shares of Common Stock shall, without any action on the part of the holder, hereupon and hereafter, until surrendered as hereinafter provided, represent one-third of the number of shares of the Common Stock represented by such certificate immediately prior to the Reverse Split Date. The registered holder of each such certificate may, on or after the date hereof, surrender such certificate to the Corporation for cancellation and, upon such surrender, shall receive in exchange therefor, without charge, a new certificate registered in the name of such holder representing one-third of the number of shares of the Common Stock which, prior to the Reverse Split Date, was represented by the certificate(s) representing shares of Common Stock. In connection with the reclassification contemplated by this paragraph, no fractional shares shall be issued. In lieu of fractional shares, a certificate or certificates evidencing the aggregate of all fractional shares otherwise issuable (rounded, if necessary, to the next higher whole share) will be issued to the Corporation's transfer agent, First National Bank of Chicago (the "Exchange Agent"), or its nominee, as agent for the accounts of all holders of shares of Common Stock otherwise entitled to have a fraction of a share issued to them in connection with the 1996 Reverse Stock Split. Sales of fractional shares shall be effected by the Exchange Agent as soon as practicable on the basis of prevailing market prices of the Common Stock on the Nasdaq SmallCap Market at the time of sale. After the Reverse Split Date, the Exchange Agent will pay to such shareholders their pro rata share of the net proceeds derived from the sale of their fractional shares upon surrender of their stock certificates. The interest in the Corporation of any holder of fewer than three shares of Common Stock prior to the Reverse Split Date shall thereby be terminated.

FRONT
-----

                             JG INDUSTRIES, INC.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Evelyn P. Egan and Irwin S. Selin, or either of them, are hereby appointed attorneys and proxies of the undersigned, with the power of substitution, to attend, vote and act for the undersigned at the annual meeting of shareholders of JG Industries, Inc. (the "Company") to be held on December 12, 1996 in Chicago, Illinois, and at any adjournment thereof, and in connection therewith to vote and present all of the shares of Common Stock of the Company which the undersigned would be entitled to vote as follows:


1 To approve the issuance in a private sale of 1,500 shares of the Company's Series B Convertible Preferred Stock, for an aggregate consideration of $1,500,000.

                       For[_]   Against[_]   Abstain[_]


2 To approve the purchase by the Company of 3,879,773 shares of the Company's Common Stock, and 445 shares of the Company's Series A Preferred Stock, from Jupiter Industries, Inc.

                       For[_]   Against[_]   Abstain[_]


3 To approve an amendment to the Company's 1988 Stock Option Plan to increase the number of shares of Common Stock issuable under such plan from 320,000 shares to 620,000 shares.

                       For[_]   Against[_]   Abstain[_]


4 To approve the proposal to amend the Company's Articles of Incorporation to effect a one-for-three reverse split of the Company's issued and outstanding Common Stock.

                       For[_]   Against[_]   Abstain[_]


5 [_] FOR all of the following nominees, except those whose names are entered on the line below: Sheldon Collen, Lionel Goldblatt, William Hellman, Philip Rootberg, Sheldon Harris, Clarence Farrar and Wallace Schroeder.

     __________________________________________________________________________
     [_] Withhold authority to vote for all of the above nominees.


6 To approve appointment of Coopers & Lybrand L.L.P. as auditors for the Company.

                       For[_]   Against[_]   Abstain[_]


7 In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IF THIS PROXY IS DULY EXECUTED AND RETURNED, THIS PROXY WILL BE VOTED, AND WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SPECIFIED ABOVE. IF NO INSTRUCTION IS SPECIFIED THE PROXY WILL BE VOTED FOR ITEMS 1, 2, 3, 4, 5 AND 6.
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     Account                  No. of Shares             Proxy No.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to such Common Stock, and hereby ratifies and confirms all action that said attorneys and proxies, their substitutes, or any of them, may lawfully take by virtue hereof.

                                         Dated:________________________________

                                         ______________________________________

                                         ______________________________________
                                               Signature(s) of Stockholder

                                         This proxy should be signed exactly as
                                         your name appears.  Joint owners should
                                         both sign.  If signed by an attorney,
                                         executor, guardian of or in some other
                                         capacity or as officer of a
                                         corporation, please add title as such.


PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED
ENVELOPE.